CARL DOMINO EQUITY INCOME FUND



PROSPECTUS                                                        March 1, 1997


                          580 Village Blvd., Suite 225
                         West Palm Beach, Florida  33409


               For Information, Shareholder Services and Requests:
                                 (800) 506-9922



      Carl Domino Equity Income Fund (the "Fund") is a mutual fund whose investment objective is to provide long term growth of capital together with current income. The Fund's portfolio is comprised primarily of dividend-paying common stocks of large, established companies believed by the Adviser, Carl Domino Associates, L.P., to possess less downside risk and volatility than the S&P 500 Index.


      The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.


      This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated March 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


      The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.


      Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases. . . . . . . . . . . . . . . . . . . . . . .NONE
Sales Load Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . .NONE
Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Redemption Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE

Annual Fund Operating Expenses (as a percentage of average net assets) (1)


Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.50%
12b-1 Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Other Expenses (2) (after reimbursement) . . . . . . . . . . . . . . . . . 0.00%
Total Fund Operating Expenses (2) (after reimbursement). . . . . . . . . . 1.50%



1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses (except as described in footnote 2).


2 After reimbursement by the Adviser. Absent reimbursement, for the period ended October 31, 1996, other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) were 0.15% of average net assets and total fund operating expenses were 1.65% of average net assets.

The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   1 Year         3 Years     5 Years    10 Years

                    $15             $47         $82        $179


                              FINANCIAL HIGHLIGHTS

      The following condensed supplementary financial information for the period November 6, 1995 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without change.




                         CARL DOMINO EQUITY INCOME FUND

                              FINANCIAL HIGHLIGHTS

               For a share outstanding throughout the period from
                  November 6, 1995 (Commencement of Operations)
                            through October 31, 1996


  Net asset value- beginning of period........................      $10.00
                                                                  --------

  Income from investment operations:
  Net investment income.......................................         .16
  Net gain on investments both realized and unrealized........        1.87
                                                                  --------
  Total from investment operations............................        2.03
                                                                  --------

  Less distributions:
  Dividends from net investment income........................           0
  Dividends from capital gains................................           0
                                                                  --------
  Net asset value-end of period...............................      $12.03
                                                                  ========

  Total Return**...............................................      22.31%



Ratio/supplemental data:
  Net assets, end of period (in 000's).........................      1,122
  Ratio of expenses to average net assets**  ++................       1.51%
  Ratio of net investment income to average net assets**  ++...       1.57%
  Portfolio turnover rate......................................      62.51%
  Average Commission rate paid.................................      .0604


 ** Annualized,  for the period from December 4, 1995 (Commencement of Fund's investment objective) to October 31, 1996.
 ++ Expense ratio is net of reimbursement of trustees' fees. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 1.73% and 1.35%,respectively.



                                    THE FUND


      Carl Domino Equity Income Fund (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on August 8, 1995, and commenced operations on November 6, 1995. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is Carl Domino Associates, L.P. (the "Adviser").



                       INVESTMENT OBJECTIVE AND STRATEGIES

      The investment objective of the Fund is to provide long term growth of capital together with current income. The Fund seeks to achieve its objective by investing primarily in equity securities which the Adviser believes offer less downside risk and volatility than the S&P 500 Index. In making investments for the Fund, the Adviser uses a disciplined, conservative, value and yield strategy, consistent with capital preservation. The Adviser will particularly seek to purchase stocks of companies which, in its estimation, are undervalued due to special circumstances which the Adviser believes are temporary. As the Fund will primarily invest in dividend-paying common stocks, it is expected that the Fund will generate a combination of current income and long term capital appreciation.

      The Adviser generally will select stocks with above average dividend yield, which the Adviser believes will enhance the Fund's stability and reduce market risk. The Adviser seeks to further limit investment risk by diversifying the Fund's investments across a broad range of industries and companies, and by investing primarily in larger, more established companies.


      The Adviser has been managing equity income accounts for its institutional clients since 1987. The performance of the accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the Adviser in managing such accounts, as compared to the S&P 500 Index. The persons responsible for the performance of the accounts are the same as those responsible for the investment management of the Fund. As of December 31, 1996, the assets in those accounts totaled approximately $597 million.


                    Summary of Annual Investment Returns of
          the Fund and Carl Domino Associates, L.P. Managed Accounts *

                                        Managed
      Period           Fund             Accounts         S&P 500

      1987**                            -11.30%          -17.43%
      1988                               21.68%           16.57%
      1989                               25.25%           31.65%
      1990                              - 6.91%          - 3.14%
      1991                               25.47%           30.45%
      1992                                8.55%            7.62%
      1993                               13.16%           10.06%
      1994                                4.36%            1.30%
      1995             3.00%***          35.40%           37.54%
      1996            24.35%             22.95%           22.99%



* The Carl Domino Associates, L.P. managed account performance is the time-weighted, dollar-weighted average total return associated with a composite of equity income accounts having objectives similar to the Fund, and is unaudited. The composite does not include non-institutional accounts
    (those with assets less than $5,000,000) and non-discretionary accounts because the nature of those accounts make them inappropriate for purposes of comparison. Results after June 30, 1988 include the reinvestment of income on an accrual basis, while prior period results include the reinvestment of income on a cash basis. Performance figures reflected are net of management fees and net of all expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR).


    The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the S&P 500 Index do not reflect deduction of transaction costs or expenses, including management fees.


    The performance of the accounts managed by the Adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the


                                     - 4 -




    Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for different periods may vary.

**    From June 30, 1987 inception.

*** For the period December 4, 1995 (commencement of operations in accordance with the Fund's investment objective) through December 31, 1995 (NOT ANNUALIZED).



      Under normal circumstances, at least 65% of the total assets of the Fund will be invested in income producing equity securities. The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as rights, warrants and securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds, corporate debt and U.S. government obligations to maintain liquidity or pending investment in equity securities. Most equity securities in the Fund's portfolio are listed on a major stock exchange or traded over-the-counter. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies.

      For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments (including money market funds), cash equivalents or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of a money market fund, the shareholders of the Fund will be subject to duplicative management fees.


      As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.


                            HOW TO INVEST IN THE FUND

      Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,000 and minimum subsequent investments of $100 ($50 for IRAs).

Initial Purchase


      By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Carl Domino Equity Income Fund, and sent by mail or overnight delivery to:

                   Carl Domino Equity Income Fund
                   c/o American Data Services, Inc.
                   Hauppauge Corporate Center
                   150 Motor Parkway
                   Hauppauge, NY  11760

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-506-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                 Star Bank, N.A. Cinti/Trust
                 ABA #0420-0001-3
                 Attn:  Carl Domino Equity Income Fund
                 D.D.A. # 483889747
                 Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)


      You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments


      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Carl Domino Equity Income Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.


Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

      Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


                              HOW TO REDEEM SHARES

      All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


                       Carl Domino Equity Income Fund
                       c/o American Data Services, Inc.
                       Hauppauge Corporate Center
                       150 Motor Parkway
                       Hauppauge, New York  11760


      "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


      By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at 800-506-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


      Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 506-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.


      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


                             SHARE PRICE CALCULATION

      The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

      In the absence of written instructions otherwise, income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                      TAXES

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

      For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

      The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

      On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                              OPERATION OF THE FUND

      The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

      The Fund retains Carl Domino Associates, L.P., 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 (the "Adviser") to manage the Fund's investments. The Adviser provides equity, balanced and fixed income portfolio management services to a select group of corporations, institutions, foundations, trusts and high net worth individuals. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl J. Domino. Mr. Domino is primarily responsible for the day-to-day management of the Fund's portfolio. A graduate of Florida State University in 1966 with a B.S. degree in accounting (Cum Laude) he received an MBA from Harvard Business School in 1972 and joined a national money management firm. During his 12 year association with Delaware Investment Advisers he was Chairman of the Investment Strategy Committee for seven years and personally managed over $1 billion. Carl Domino Associates, L.P. has been providing portfolio management services since its founding in 1987. Mr. Domino, a portfolio analyst for over 20 years, has been quoted in the press, is regularly interviewed by the Wall Street Journal and appears frequently on the Public Education Channel's Inside Money program.


      The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.


      The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Adviser will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.


           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

      This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

      Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

      The Fund may invest in foreign equity securities, including, but not limited to, the purchase of American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 5% of its net assets at the time of purchase in foreign securities which are not American Depository Receipts.

Fixed Income Securities

      The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-related securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

            Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

            U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

            Mortgage-Related Securities - Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.


            Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.


Investment Techniques

      The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date, but investment in such securities may not exceed 5% of the Fund's net assets. Also limited to 5% of the Fund's net assets is the Fund's investment in STRIPs (Separate Trading of Registered Interest and Principal of Securities). The Federal Reserve creates STRIPs by separating the coupon payments and the principal payments from the outstanding Treasury security and selling them as individual securities.

            Loans of Portfolio Securities - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

General

      The Fund may invest in other investment companies, time deposits, certificates of deposit or banker's acceptances, and may buy and write put and call options, provided the Fund's investment in each does not exceed 5% of its net assets. The Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

                               GENERAL INFORMATION

      Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

      Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

      Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of December 2, 1996, Carl Domino Associates, L.P. and its profit sharing trust may be deemed to control the Fund.


                             PERFORMANCE INFORMATION

      The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

      The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

       The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

      The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Adviser                         Administrator
Carl Domino Associates, L.P.               AmeriPrime Financial Services, Inc.
580 Village Blvd., Suite 225               1793 Kingswood Drive, Suite 200
West Palm Beach, Florida  33409            Southlake, Texas  76092


Custodian                                  Distributor
Star Bank, N.A.                            AmeriPrime Financial Securities, Inc.
P.O. Box 641081                            1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                    Southlake, Texas  76092

                                           Auditors
                                           McCurdy & Associates CPA's, Inc.
                                           27955 Clemens Road
                                           Westlake, Ohio 44145



No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS                           PAGE

SUMMARY OF FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .   2

      Shareholder Transaction Expenses . . . . . . . . . . . . . . . . . . .   2
      Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . .   2

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

INVESTMENT OBJECTIVE AND STRATEGIES. . . . . . . . . . . . . . . . . . . . .   3

HOW TO INVEST IN THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . .   5

      Initial Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

            By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

            By Wire. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

      Additional Investments . . . . . . . . . . . . . . . . . . . . . . . .   6
      Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . .   6


Other Purchase Information . . . . . . . . . . . . . . . . . . . . . . . . .   7

HOW TO REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

      By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
      By Telephone . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

      Additional Information . . . . . . . . . . . . . . . . . . . . . . . .   8

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . .   9

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

OPERATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS . . . . . . . . .  11

      Equity Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
      Fixed Income Securities. . . . . . . . . . . . . . . . . . . . . . . .  11


            Corporate Debt Securities. . . . . . . . . . . . . . . . . . . .  12
            U.S. Government Obligations. . . . . . . . . . . . . . . . . . .  12
            Mortgage-Related Securities. . . . . . . . . . . . . . . . . . .  12



      Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . .  13
      Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . . . .  13
      General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . . . .  14

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                         FOUNTAINHEAD SPECIAL VALUE FUND



PROSPECTUS                                                   December 23, 1996

                      c/o Jenswold, King & Associates, Inc.
                              Two Post Oak Central
                         1980 Post Oak Blvd., Suite 2400
                            Houston, Texas 77056-3898

               For Information, Shareholder Services and Requests:
                                 (800) 868-9535



       Fountainhead Special Value Fund ("Fund") is a mutual fund whose investment objective is to provide long term capital growth. The Fund's Advisor, Jenswold, King & Associates, Inc., seeks to achieve the objective by investing primarily in a broad range of equity securities believed by the Advisor to be selling at attractive prices relative to their intrinsic value.

       The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.

       This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") dated December 23, 1996, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

       The expense information provided below is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

       Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . . . . . NONE
Sales Load Imposed on Reinvested Dividends. . . . . . . . . . . . . . . NONE
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE

Annual Fund Operating Expenses (as a percentage of average net assets)*

Management Fees (after reimbursement) . . . . . . . . . . . . . . . . . 0.68%
12b-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.32%
Total Fund Operating Expenses (after reimbursement) . . . . . . . . . . 1.00%

* The Advisor has agreed to waive fees and reimburse expenses to limit total net operating expenses for the Fund to not more than 1.00% of its average daily net assets. Absent fee waivers and expense reimbursement, management fees would be 1.43% and the Fund estimates that total operating expenses would be 1.75%.

The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                          1 Year              3 Years
                           $10                  $32

                                    THE FUND

       Fountainhead Special Value Fund ("Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust ("Trust"), on October 20, 1995, and commenced operations on December 23, 1996. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is Jenswold, King & Associates, Inc. ("Advisor").

                      INVESTMENT OBJECTIVE AND STRATEGIES

       The investment objective of the Fund is to provide long term capital growth. The Fund seeks to achieve the objective by investing primarily in a broad range of equity securities which the Advisor believes to be selling at attractive prices relative to their intrinsic value. It is anticipated that an emphasis will be placed on domestic mid-cap equity securities (those with a market capitalization between $500 million and $5 billion).

       The Advisor selects portfolio securities on the basis of what the Advisor considers to be the intrinsic value of each security. In determining whether a specific security represents investment value, particular emphasis is given to securities: 1) trading at a discount to the company's estimated private market value (based on its projected level of cash flows, balance sheet characteristics, future earnings, and payments made for similar companies in mergers and acquisitions), 2) trading at the low end of the company's historic fundamental valuation range (based on current financial ratios such as price/cash flow, price/earnings and price/book value), or 3) trading at a discount to the company's earnings growth rate. While it is anticipated that the Fund will diversify its investments across a range of industries/sectors, certain industries are likely to be overweighted compared to others because the Advisor seeks the best investment values regardless of industry. The Advisor retains the flexibility to invest in securities of various market capitalizations.

       The Advisor generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds, corporate debt and U.S. government obligations when the Advisor believes that these securities offer opportunities to further the Fund's investment objective. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

       For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments (including money market funds) or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of a money market fund, the shareholders of the Fund will be subject to duplicative management fees.

       As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the

Advisor has no prior experience in managing investment companies and that the Fund has no operating history. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that
any rate of total return will  be  maintained.   See  "Investment  Policies and
Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.

                            HOW TO INVEST IN THE FUND

       Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $5,000 ($2,000 for IRAs) and minimum subsequent investments of $1,000. There is no minimum, however, for separate employee accounts of corporate retirement plans.

Initial Purchase

       By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Fountainhead Special Value Fund, and sent by mail or overnight delivery to:

                           Fountainhead Special Value Fund
                           c/o American Data Services, Inc.
                           Hauppauge Corporate Center
                           150 Motor Parkway
                           Hauppauge, New York  11760

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

       By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-868-9535 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                    Star Bank, N.A. Cinti/Trust
                    ABA #0420-0001-3
                    Attn:  Fountainhead Special Value Fund
                    D.D.A. # 483885570
                    Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

       You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

       You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Fountainhead Special Value Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

       Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

       Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

       All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

       By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                         Fountainhead Special Value Fund
                         c/o American Data Services, Inc.
                         Hauppauge Corporate Center
                         150 Motor Parkway
                         Hauppauge, New York  11760

       "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

       By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 868-9535. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

       The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

       Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 868-9535. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

       Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.
A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

       The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

       Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

       Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

       The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

       Income  dividends  and  capital  gain   distributions  are  automatically
reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

       The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

       For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 ("Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

       The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

       On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

                              OPERATION OF THE FUND

       The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

       The Fund retains Jenswold, King & Associates, Inc., Two Post Oak Central, 1980 Post Oak Blvd., Suite 2400, Houston, Texas 77056-3898 ("Advisor") to manage the Fund's investments. The Advisor is a Houston-based independent investment advisor that provides value-oriented equity and balanced management for both taxable and tax-exempt clients and currently manages approximately $650 million in assets. The Advisor is a Texas corporation controlled by Roger E. King, the Chairman, President and majority shareholder of the Advisor. Mr. King is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. King co-founded the firm in 1981 and has served as its president since 1986 and as chairman since 1993. The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 1.43% of its average daily net assets. The Advisor has agreed to waive management fees and reimburse expenses to limit total net operating expenses for the Fund to not more than 0.75% of its average daily net assets through March 31, 1997. Thereafter, the Advisor has agreed to waive management fees and reimburse expenses to limit total net operating expenses for the Fund to not more than 1.00% of its average daily net assets for at least its first year of operations (through 1997).

       The Fund retains AmeriPrime Financial Services, Inc. ("Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Advisor will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760 ("Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive,
Suite 200, Southlake, Texas 76092 ("Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

       Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS


       This  section  contains  general   information  about  various  types  of
securities and investment techniques that the Fund may purchase or employ.

Equity Securities

       Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures, rights and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.

The Fund will not invest more that 5% of its net assets at the time of purchase in either rights or warrants. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

       The Fund may invest in foreign equity securities through the purchase of American Depository Receipts (ADRs). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

Fixed Income Securities

       The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

             Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation, or Baa or higher by Moody's Investors Services, Inc., or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade.

             U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Investment Techniques

       The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations, as well as reverse repurchase agreements. The Fund may engage in short sales, but the percentage of the Fund's net assets that may be used as collateral or segregated for short sales is limited to 5%.

             When Issued Securities and Forward Commitments - The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Advisor deems it appropriate to do so.

             Loans of Portfolio Securities - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 102% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

General

       The Fund may invest in mortgage related securities, invest in foreign securities other than ADR's, and may buy and write put and call options and futures on stock indices, provided the Fund's investment in each does not exceed 5% of its net assets.

                               GENERAL INFORMATION

       Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

       Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that changes in its price or underlying value, or general economic or market conditions, warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

       Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.


                             PERFORMANCE INFORMATION

       The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

       The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

        The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) Mid Cap Index, the Russell 2000 Value Index, or the S&P 500 Index.


       The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

       The Advisor has been managing equity income accounts since 1982. The performance of the accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the Advisor in managing such accounts, as compared to the S&P Mid Cap Index. Roger E. King is responsible for the performance of the accounts and is also responsible for the investment management of the Fund. As of December 31, 1996, the assets in those accounts totaled approximately $650 million.


                    Summary of Annual Investment Returns of
              Jenswold, King & Associates, Inc. Managed Accounts*


                                 Managed                  Russell Mid
        Period                   Accounts                 Cap Index

        1982                    $10,000                     $10,000
        1983                     14,070                      12,330
        1984                     17,300                      15,260
        1985                     19,450                      15,480
        1986                     25,000                      20,440
        1987                     28,900                      24,150
        1988                     27,350                      24,210
        1989                     35,000                      29,000
        1990                     43,820                      36,620
        1991                     43,360                      32,410
        1992                     59,350                      45,870
        1993                     66,110                      53,360
        1994                     70,410                      60,990
        1995                     64,530                      59,220
        1996                    100,020                      80,290
        12/31/96                112,440                      95,540




* The Advisor's total returns by year were as follows: 1982 40.67%, 1983 22.95%, 1984 12.43%, 1985 28.60%, 1986 15.56%, 1987 -5.35%,
     1988 27.96%, 1989 25.20%, 1990 -1.04%, 1991 36.86%, 1992 11.40%,
     1993 6.50%, 1994 -8.35%, 1995 55.00%, 1996 12.42%.  The Jenswold, King &
     Associates, Inc. performance is the time-weighted, dollar-weighted average total return associated with a composite of equity income accounts managed by Roger E. King, having objectives similar to the Fund, and is unaudited. The composite does not include accounts with less than $1,000,000 in asets, or accounts under the Advisor's management for less than one quarter, because the nature of those accounts make them inappropriate for purposes of comparison. In addition, the Advisor's accounts that are managed with a large cap emphasis are excluded because the Fund emphasized mid cap stocks. Performance figures reflected are net of management fees and net of all expenses, inlcuding transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR).

     The S&P Mid Cap Index is a widely recognized, unmanaged index of market activity based upont the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P Mid Cap Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the S&P Mid Cap Index do not reflect deduction of transaction costs or expenses, including management fees.

     THE PERFORMANCE OF THE ACCOUNTS MANAGED BY THE ADVISOR SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE PERFORMANCE OF THE FUND. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code. The results for different periods may vary.


Investment Advisor                         Administrator
Jenswold, King and Associates, Inc.        AmeriPrime Financial Services, Inc.
Two Post Oak Central                       1793 Kingswood Drive, Suite 200
1980 Post Oak Blvd., Suite 2400            Southlake, Texas  76092
Houston, Texas  77056-3898

Custodian                                  Distributor
Star Bank, N.A.                            AmeriPrime Financial Securities, Inc.
P.O. Box 641082                            1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                    Southlake, Texas  76092

Transfer Agent (all purchase and           Auditors
redemption requests)                       McCurdy & Associates CPA's, Inc.
American Data Services, Inc.               27955 Clemens Road
Hauppauge Corporate Center                 Westlake, Ohio  44145
150 Motor Parkway
Hauppauge, New York  11760

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                             TABLE OF CONTENTS PAGE

SUMMARY OF FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . .  2

    Shareholder Transaction Expenses  . . . . . . . . . . . . . . . .  2
    Annual Fund Operating Expenses  . . . . . . . . . . . . . . . . .  2

THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

INVESTMENT OBJECTIVE AND STRATEGIES . . . . . . . . . . . . . . . . .  3

HOW TO INVEST IN THE FUND . . . . . . . . . . . . . . . . . . . . . .  4

    Initial Purchase  . . . . . . . . . . . . . . . . . . . . . . . .  4

         By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         By Wire. . . . . . . . . . . . . . . . . . . . . . . . . . .  4

    Additional Investments . . . . . . . . . . . . . . . . . . . . .   5
    Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . .   5
    Other Purchase Information . . . . . . . . . . . . . . . . . . .   5

HOW TO REDEEM SHARES. . . . . . . . . . . . . . . . . . . . . . . . .  5

    By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
    By Telephone . . . . . . . . . . . . . . . . . . . . . . . . . .   6
    Additional Information . . . . . . . . . . . . . . . . . . . . .   6

SHARE PRICE CALCULATION  . . . . . . . . . . . . . . . . . . . . . .   7

DIVIDENDS AND DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . .   7

TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

OPERATION OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . .   8

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS. . . . . .  9

    Equity Securities . . . . . . . . . . . . . . . . . . . . . . . .  9
    Fixed Income Securities . . . . . . . . . . . . . . . . . . . . . 10
    Investment Techniques . . . . . . . . . . . . . . . . . . . . . . 11
    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 11

    Fundamental Policies  . . . . . . . . . . . . . . . . . . . . . . 11
    Portfolio Turnover  . . . . . . . . . . . . . . . . . . . . . . . 12
    Shareholder Rights  . . . . . . . . . . . . . . . . . . . . . . . 12

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 12

                        AIT VISION U.S. EQUITY PORTFOLIO


PROSPECTUS                                                        March 1, 1997


                         311 Park Place Blvd., Suite 250
                           Clearwater, Florida  34619

               For Information, Shareholder Services and Requests:
                                 (800) 507-9922



      AIT Vision U.S. Equity Portfolio (the "Fund") is a mutual fund whose investment objective is to provide long term growth of capital. The Fund's Adviser, Advanced Investment Technology, Inc., intends the Fund to be a core equity investment vehicle. Characteristics of individual companies considered by the Adviser in the securities selection process will include traditional growth as well as fundamental value measures, among others. The process of evaluating securities is quantitatively rigorous, using state of the art advanced computational techniques developed by the Adviser.

       The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.

      This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated March 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


      The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.



      Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.


Shareholder Transaction Expenses


Maximum Sales Load Imposed on Purchases (as a percentage of offering price).NONE

Sales Load Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . .NONE
Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Redemption Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE

Annual Fund Operating Expenses (as a percentage of average net assets) (1)


Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.70%
12b-1 Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Other Expenses (2) (after reimbursement).  . . . . . . . . . . . . . . . . 0.00%
Total Fund Operating Expenses (2) (after reimbursement). . . . . . . . . . 0.70%



1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's general administrative and significant operating expenses (except as described in footnote 2).

2 The Adviser has agreed to reimburse other expenses for the fiscal year ending October 31, 1997 to the extent necessary to maintain total operating expenses as indicated. For the period ended October 31, 1996, other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) were 0.95% of average net assets and total fund operating expenses were 1.65% of average net assets.


The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                   1 Year    3 Years    5 Years     10 Years

                    $7         $22        $38         $86



                              FINANCIAL HIGHLIGHTS

      The following condensed supplementary financial information for the period November 6, 1995 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.




                        AIT VISION U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

              For a share outstanding throughout the period from November 6, 1995 (Commencement of Operations)
                           through October 31, 1996



Net asset value- beginning of period............................      $10.00
                                                                    --------
Income from investment operations:
Net investment income/(loss)....................................        (.07)
Net gain/(loss) on investments both realized and unrealized.....        2.69
                                                                    --------
Total from investment operations................................        2.62
                                                                    --------

Less distributions:
Dividends from net investment income............................           0
Dividends from capital gains....................................           0
                                                                    --------
Net asset value- end of period..................................      $12.62
                                                                    ========

Total Return**..................................................       31.03%



Ratio/supplemental data:
  Net assets, end of period (in 000's)..........................         627
  Ratio of expenses to average net assets**.....................        1.87%
  Ratio of net investment income to average net assets**........       ( .70)%
  Portfolio turnover rate.......................................      238.63%
  Average Commission rate paid..................................       .0471


  ** Annualized, for the period from December 28, 1995 (Commencement of Fund's investment objective) to October 31, 1996.



                                    THE FUND

      AIT Vision U.S. Equity Portfolio (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust") on August 8, 1995, and commenced operations on November 6, 1995. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is Advanced Investment Technology, Inc. (the "Adviser").


                       INVESTMENT OBJECTIVE AND STRATEGIES

      The investment objective of the Fund is to provide long term growth of capital. The Adviser will utilize computer technology and financial databases to assist in the stock selection process. Characteristics of individual companies considered in the securities selection process will include traditional growth as well as fundamental value measures, among others. The process of evaluating securities is quantitatively rigorous, using state of the art advanced computational techniques developed by the Adviser. The Fund is designed by its Adviser to be a core equity investment vehicle.

      Under normal circumstances, at least 65% of the total assets of the Fund will be invested in U.S. equity securities. The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and seeks to limit investment risk and diversify the Fund's portfolio by investing in companies in all capitalization ranges. Most equity securities in the Fund's portfolio are listed on a major stock exchange or traded over-the-counter. The Fund may also invest in fixed income securities (including repurchase agreements); may write covered call options on common stocks in the Fund's portfolio; may purchase call options; and may engage in short sales (if the Fund owns or has the right to obtain an equal amount of the security being sold). See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.

      For temporary defensive purposes under abnormal market or economic conditions, the Fund may invest all or a portion of its assets in money market instruments (including U.S. Treasury bills), securities of no-load registered investment companies and repurchase agreements fully collateralized by U.S. government obligations. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to additional management fees.


      As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.



                            HOW TO INVEST IN THE FUND

      Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $5,000 ($2,000 for retirement accounts).


Initial Purchase

      By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to AIT Vision U.S. Equity Portfolio, and sent by mail or overnight delivery to:

            AIT Vision U.S. Equity Portfolio
            c/o American Data Services, Inc.
            Hauppauge Corporate Center
            150 Motor Parkway
            Hauppauge, New York  11760

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at (800) 507-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                 Star Bank, N.A. Cinti/Trust
                 ABA #0420-0001-3
                 Attn:  AIT Vision U.S. Equity Portfolio
                 D.D.A. # 483889770
                 Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

      You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to AIT Vision U.S. Equity Portfolio and should be sent to the address listed above. A bank wire should be sent as outlined above.


Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

      Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


                              HOW TO REDEEM SHARES

      All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A broker may charge a transaction fee for the redemption. Presently, there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                       AIT Vision U.S. Equity Portfolio
                       c/o American Data Services, Inc.
                       Hauppauge Corporate Center
                       150 Motor Parkway
                       Hauppauge, New York  11760

      "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


      By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 507-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.


      The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


      Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 507-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


                             SHARE PRICE CALCULATION

      The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

      Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                      TAXES

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

      For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

      The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

      On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                              OPERATION OF THE FUND

      The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

      The Fund retains Advanced Investment Technology, Inc., 311 Park Place Blvd., Clearwater, Florida 34619 (the "Adviser") to manage the Fund's investments. The Adviser develops and uses advanced computational quantitative techniques for money management. In addition to offering tactical overlay services to private individuals and institutions, the Adviser manages private investor and institutional funds in global asset allocation and individually managed accounts (equity). Douglas W. Case, CFA, Director of Equity Portfolio Management, Susan L. Reigel, Portfolio Manager, and Dean S. Barr, Chairman and Chief Investment Officer, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Case is the portfolio manager for the Adviser's managed U.S. equity accounts. From 1994 to 1996, he was the Director of Equity Portfolio Management of LBS Capital Management, Inc. ("LBS"). He previously worked with the Florida Retirement System, where he oversaw all internal quantitatively driven portfolios and assisted in the risk analysis of the aggregate domestic equity fund. Ms. Reigel joined LBS as a portfolio manager in early 1996 and joined AIT in late 1996. She assists in the management of all equity accounts. Ms. Reigel previously worked with the Florida Retirement System where she managed quantitatively driven portfolios. Mr. Barr founded the Adviser in 1996, is the controlling shareholder, and oversees portfolio management of all of the Adviser's programs. From 1989 to 1996, he was the Managing Director and Chief Investment Officer of LBS. He is an authority and expert in the development of artificial intelligence systems for market and security analysis. Additionally, he is the author of several technical papers on Artificial Intelligence. The Adviser is a newly formed organization and has no experience in managing investment companies; however, Mr. Case and Mr. Barr, because of their experience at LBS, have investment company management experience. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.70% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.


      The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Adviser will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., Hauppauge Corporate Center, 150
Motor Parkway, Hauppauge, New York 11760, (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.


      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. Investment Technology Group, Inc., a registered broker-dealer and an affiliate of the Adviser, may receive brokerage commissions from the Fund. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.



           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

      This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

      The Fund may invest in common stock, preferred stock, common stock equivalents (such as convertible preferred stock and convertible debentures) and closed-end investment companies which invest primarily in common stocks. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's") and will limit the Fund's investment in such debentures to 10% of net assets. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      The Fund may invest a significant portion of its portfolio in smaller companies when the Adviser believes it to be consistent with the Fund's objective. Some characteristics of smaller companies, such as limited product diversity, a lack of managerial or financial resources, and thinly traded securities may result in increased stock price volatility.

      Equity securities include common stocks of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

      The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

Fixed Income Securities

      The Fund may invest in U.S. Treasury bills and repurchase agreements, both of which are fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are among the highest quality government securities.

      A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Star Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Options Transactions

      The Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options. The Fund will only engage in exchange-traded options transactions.

General

      The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold, at no additional cost, and the Fund's investment does not exceed 5% of its net assets. See "Additional Information About Fund Investments and Risk Considerations" in the Statement of Additional Information.


                               GENERAL INFORMATION

      Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

      Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 200%. The brokerage commissions incurred by the Fund will generally be higher than those incurred by a fund with a lower portfolio turnover rate. The Fund does not anticipate any adverse tax consequences as a result of its portfolio turnover rate, although substantial net capital gains could be realized, and any distributions derived from such gains may be ordinary income for federal tax purposes.


      Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of December 2, 1996, LBS Capital Management, Inc. may be deemed to control the Fund as a result of its beneficial ownership of shares of the Fund.



                             PERFORMANCE INFORMATION

      The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

      The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.


       The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average or the Russell 3000 Index.


      The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


Investment Adviser                         Administrator
Advanced Investment Technology, Inc.       AmeriPrime Financial Services, Inc.
311 Park Place Blvd., Suite 250            1793 Kingswood Drive, Suite 200
Clearwater Florida  34619                  Southlake, Texas  76092

Custodian                                  Distributor
Star Bank, N.A.                            AmeriPrime Financial Securities, Inc.
P.O. Box 641083                            1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                    Southlake, Texas  76092


Transfer Agent (all purchase and           Auditors
redemption requests)                       McCurdy & Associates CPA's, Inc.
American Data Services, Inc.               27955 Clemens Road
Hauppauge Corporate Center                 Westlake, Ohio  44145
150 Motor Parkway
Hauppauge, New York  11760


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS                           PAGE

SUMMARY OF FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .  2

      Shareholder Transaction Expenses . . . . . . . . . . . . . . . . . . .  2
      Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . .  2


FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

INVESTMENT OBJECTIVE AND STRATEGIES. . . . . . . . . . . . . . . . . . . . .  3

HOW TO INVEST IN THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . .  4

      Initial Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

            By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
            By Wire. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

      Additional Investments . . . . . . . . . . . . . . . . . . . . . . . .  5
      Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . .  5
      Other Purchase Information . . . . . . . . . . . . . . . . . . . . . .  5

HOW TO REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

      By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      By Telephone . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      Additional Information . . . . . . . . . . . . . . . . . . . . . . . .  6

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  7

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . .  7

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

OPERATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS . . . . . . . . . 10

      Equity Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
      Fixed Income Securities. . . . . . . . . . . . . . . . . . . . . . . . 10
      Options Transactions . . . . . . . . . . . . . . . . . . . . . . . . . 11
      General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

      Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . . . 11
      Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . 11
      Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 12

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

                             GLOBALT GROWTH FUND



PROSPECTUS                                                      March 1, 1997


                          3060 Peachtree Road, N.W.
                        One Buckhead Plaza, Suite 225
                           Atlanta, Georgia  30305


             For Information, Shareholder Services and Requests:
                              (800) 831 - 9922



     GLOBALT Growth Fund (the "Fund") is a mutual fund whose investment objective is to provide long term growth of capital. The Fund seeks to achieve its objective by investing in a broad range of equity securities of U.S. companies believed by its Adviser, GLOBALT, Inc., to offer superior growth potential. As the Adviser believes exposure to rapidly growing foreign markets enhances growth potential, all stocks in the Fund's portfolio will be of companies which compete in both U.S. and foreign economies and thus, in the Adviser's opinion, are globally positioned for success.

     The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.


     This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated March 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SUMMARY OF FUND EXPENSES


     The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.


     Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases. . . . . . . . . . . . . . . . . . . . . NONE
Sales Load Imposed on Reinvested Dividends . . . . . . . . . . . . . . . NONE
Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE

Annual Fund Operating Expenses (as a percentage of average net assets) (1)

Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1.17%
12b-1 Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Other Expenses (2) (after reimbursement) . . . . . . . . . . . . . . . .0.00%
Total Fund Operating Expenses (2)(after reimbursement). . . . . . . . . . .1.17%



1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses (except as described in footnote 2).


2 After reimbursement by the Adviser. Absent reimbursement, for the period ended October 31, 1996, other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) were 0.05% of average net assets and total fund operating expenses were 1.22% of average net assets. The Adviser is voluntarily reimbursing the Fund for trustee fees and expenses, and has guaranteed to do so until October 31, 1997.


The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


              1 Year     3 Years    5 Years    10 Years

               $12        $37       $64        $142




                            FINANCIAL HIGHLIGHTS

     The following condensed supplementary financial information for the period December 1, 1995 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.



                               GLOBALT GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                  For a share outstanding throughout the period
               from December 1, 1995 (Commencement of Operations)
                            through October 31, 1996



Net asset value- beginning of period.............................    $10.00
                                                                     ------
Income from investment operations:
Net investment income/(loss).....................................       .01
Net gain/(loss) on investments both realized and unrealized......      2.47
                                                                     ------
Total from investment operations.................................      2.48
                                                                     ------
Less distributions:
Dividends from net investment income.............................         0
Dividends from capital gains.....................................         0
                                                                     ------
Net asset value- end of period...................................    $12.48
                                                                     ======
Total Return**...................................................     27.01%



Ratios/Supplemental data:
Net assets, end of period (in 000's).............................     3,443
Ratio of expenses to average net assets**  ++....................      1.16%
Ratio of net investment income to average net assets**  ++ ......       .11%
Portfolio turnover rate..........................................     66.42%
Average Commission rate paid.....................................     .0740


** Annualized
++Expense ratio is net of reimbursement of trustees' fees. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 1.25% and 0.02%, respectively.


                                  THE FUND


     GLOBALT Growth Fund (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on October 20, 1995 and commenced operations on December 1, 1995. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is GLOBALT, Inc. (the "Adviser").



                     INVESTMENT OBJECTIVE AND STRATEGIES

     The investment objective of the Fund is to provide long term growth of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of equity securities of U.S. companies which the Adviser believes offer superior growth potential, based on certain fundamental and technical standards of selection. As the Adviser believes exposure to rapidly growing foreign markets enhances growth potential, all stocks in the Fund's portfolio will be of companies which compete in both U.S. and foreign economies and thus, in the Adviser's opinion, are globally positioned for success. The Adviser will only purchase stocks of companies that are expected to derive at least 20% of their revenues outside of the U.S. It is anticipated that, in the aggregate, the stocks in the Fund's portfolio will derive at least 50% of their revenues outside of the U.S. and as a result will provide higher relative growth than the S&P 500 Index.

     The Fund is designed for investors with a long term wealthbuilding horizon and is particularly suitable for retirement and educational funds. The Adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies. After screening for securities with exposure to foreign markets, the Adviser uses a disciplined selection process to assemble a portfolio which it anticipates will have at least a 50% exposure to foreign markets and will be highly diversified across economic sectors. As the Fund will primarily invest in growth-oriented stocks, it is expected that the Fund will generate a total return that is predominantly derived from long term capital appreciation, although current income is also expected.


     The Adviser has been managing income accounts for its clients since 1991. The performance of all accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the Adviser in managing such accounts, as compared to the S&P 500 Index. The persons responsible for the performance of the accounts are the same as those responsible for the investment management of the Fund. As of December 31, 1996, the assets in those accounts totaled approximately $400 million. The Adviser's total assets under management were approximately $900 million as of March 1, 1997.

Summary of Annual Investment Returns of the Fund and GLOBALT, Inc.
Managed Accounts *

           Period     Fund            Managed Accounts            S&P 500

           1991                            35.4%                   30.5%
           1992                             7.8%                    7.6%
           1993                            18.9%                   10.1%
           1994                           - 0.7%                    1.3%
           1995       6.4%**               36.5%                   37.6%
           1996      20.0%                 21.8%                   22.9%


Average Annual Total Return
Since Fund Inception
(12/1/95)            25.3%                 23.0%                   23.2%

Average Annual Total Return
Since Managed Accounts
Inception (1/1/91)    N/A                  19.8%                   17.6%



* The GLOBALT, Inc. managed account performance is the time-weighted, dollar-weighted average total return associated with a composite of equity accounts having objectives similar to the Fund, and is unaudited. The composite does not include non-discretionary or otherwise restricted accounts because the nature of those accounts make them inappropriate for purposes of comparison. Performance figures reflected are net of management fees and net of all expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR).


    The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the S&P 500 Index do not reflect deduction of transaction costs or expenses, including management fees.


    The performance of the accounts managed by the Adviser does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of


                                     - 4 -



    purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitation, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for different periods may vary.

** For the period December 1, 1995 (commencement of operations) through December 31, 1995, not annualized.




     The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as rights, warrants and securities convertible into common stocks) of U.S. companies, regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds, corporate debt and U.S. government obligations to maintain liquidity or pending investment in equity securities. Substantially all equity securities in the Fund's portfolio are listed on a major stock exchange or traded over-the-counter. The Fund will not invest in foreign securities.

     For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load registered investment companies or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to additional management fees.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.


                          HOW TO INVEST IN THE FUND

     Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000. Shares may also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor, and investors may be charged a fee for this service.

Initial Purchase


     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to GLOBALT Growth Fund, and sent by mail or overnight delivery to:

                             GLOBALT Growth Fund
                        American Data Services, Inc.
                           Hauppauge Corporate Center
                               150 Motor Parkway
                           Hauppauge, New York 11760



Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.


     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at (800) 831-9922 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

           Star Bank, N.A. Cinti/Trust
           ABA # 0420-0001-3
           Attn: GLOBALT Growth Fund
           D.D.A. # 483889739
           Account Name ________________ (write in shareholder name) For the Account # ________________ (write in account number)


     You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments


     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to GLOBALT Growth Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.


Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

     Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


                            HOW TO REDEEM SHARES

     All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                      GLOBALT Growth Fund
                      c/o American Data Services, Inc.
                      Hauppauge Corporate Center
                      150 Motor Parkway
                      Hauppauge, New York  11760

     "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


     By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 831-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.


     The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


     Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 831 - 9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.


     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


                           SHARE PRICE CALCULATION

     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                         DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                    TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

     The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

     On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                            OPERATION OF THE FUND

     The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

     The Fund retains GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 (the "Adviser") to manage the Fund's investments. The Adviser was organized as a Georgia corporation in 1990. The Adviser manages larger capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. Angela Allen, President of the Adviser, and Samuel Allen, Chairman of the Adviser, are the controlling shareholders of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.


     The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.17% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.


     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Adviser will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760 (the "Transfer

Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc.,
1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.


         INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

     This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

     Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock, convertible debentures, rights and warrants) and investment companies which invest primarily in the above. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate.

Fixed Income Securities

     The Fund may temporarily invest in short term fixed income securities. The Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

           Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

           U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Loans of Portfolio Securities


      The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.


General

     The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations. The Fund may invest in time deposits, certificates of deposit or banker's acceptances, and may buy and write put and call options, provided the Fund's investment in each does not exceed 5% of its net assets.


                             GENERAL INFORMATION

     Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

     Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.


     Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of December 2, 1996, Management Psychology Group Pension Plan and Management Psychology Group Profit Sharing Trust may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund.



                           PERFORMANCE INFORMATION

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

     The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Adviser                         Administrator
GLOBALT, Inc.                              AmeriPrime Financial Services, Inc.
3060 Peachtree Road, N.W.                  1793 Kingswood Drive, Suite 200
One Buckhead Plaza, Suite 225              Southlake, Texas  76092
Atlanta, Georgia  30305


Custodian                                  Distributor
Star Bank, N.A.                            AmeriPrime Financial Securities, Inc.
P.O. Box 641084                            1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                    Southlake, Texas  76092

Transfer Agent (all purchase and           Auditors
redemption requests)                       McCurdy & Associates CPA's, Inc.
American Data Services, Inc.               27955 Clemens Road
Hauppauge Corporate Center                 Westlake, Ohio  44145
150 Motor Parkway
Hauppauge, New York  11760

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                              TABLE OF CONTENTS

Page

SUMMARY OF FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Shareholder Transaction Expenses. . . . . . . . . . . . . . . . . . .  3
     Annual Fund Operating Expenses. . . . . . . . . . . . . . . . . . . .  3


FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

INVESTMENT OBJECTIVE AND STRATEGIES. . . . . . . . . . . . . . . . . . . .  3

HOW TO INVEST IN THE FUND. . . . . . . . . . . . . . . . . . . . . . . . .  5

     Initial Purchase. . . . . . . . . . . . . . . . . . . . . . . . . . .  5

           By Mail . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
           By Wire . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

     Additional Investments. . . . . . . . . . . . . . . . . . . . . . . .  6
     Tax Sheltered Retirement Plans. . . . . . . . . . . . . . . . . . . .  6
     Other Purchase Information. . . . . . . . . . . . . . . . . . . . . .  7

HOW TO REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

           By Mail . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
           By Telephone. . . . . . . . . . . . . . . . . . . . . . . . . .  7
           Additional Information. . . . . . . . . . . . . . . . . . . . .  8

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . .  8

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . .  9

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

OPERATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . 10

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS . . . . . . . . 11

     Equity Securities . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Fixed Income Securities . . . . . . . . . . . . . . . . . . . . . . . 11

           Corporate Debt Securities . . . . . . . . . . . . . . . . . . . 11
           U.S. Government Obligations . . . . . . . . . . . . . . . . . . 11

     Loans of Portfolio Securities . . . . . . . . . . . . . . . . . . . . 12
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

           Fundamental Policies. . . . . . . . . . . . . . . . . . . . . . 12
           Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . 12
           Shareholder Rights. . . . . . . . . . . . . . . . . . . . . . . 12

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 13

                            THE MAXIM CONTRARIAN FUND




PROSPECTUS                                          December 24, 1996


                            23775 Commerce Park Road
                              Cleveland, Ohio 44122
               For Information, Shareholder Services and Requests:
                          Call toll free: 888-81-MAXIM
                                 (888-816-2946)
                               Local: 216-514-5151


     The MAXIM Contrarian Fund (the "Fund") is a no-load mutual fund whose investment objective is to provide maximum long term growth. The Fund seeks to achieve its objective by aggressively investing world-wide in securities of growing companies which its Advisor, Newport Investment Advisors, Inc. believes are attractively priced and offer investment value.

     The Fund is "no-load," which means there are no sales charges or commissions. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.

     This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated December 24, 1996, which has been filed with the Securities and Exchange (the "SEC"), is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       SUMMARY OF FUND EXPENSES

     The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

     Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses (except for 12b-1 fees). The Advisor pays all of the operating expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non- interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . . NONE
Sales Load Imposed on Reinvested Dividends. . . . . . . . . . . . NONE
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . NONE

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees . . . . . . . . . . . . . . . . . . . . . . . .  2.50%
12b-1 Fees1 . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
Other Expenses2 . . . . . . . . . . . . . . . . . . . . . . . . .0.00%
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . .2.75%

1 The Fund incurs 12b-1 fees of .25% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.


2 The Fund estimates that other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) will be
 .00032 of 1% of average net assets for the current fiscal year.


The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                      1 Year       3 Years
                        $25          $78


                                    THE FUND

     The MAXIM Contrarian Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on December 26, 1995, and commenced operations on May 2, 1996. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is Newport Investment Advisors, Inc. (the "Advisor").



                              FINANCIAL HIGHLIGHTS

     The following condensed supplementary financial information for the period from May 2, 1996 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.




                              MAXIM CONTRARIAN FUND

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period from May 2, 1996 (Commencement of Operations)
                            through October 31, 1996

Net asset value- beginning of period...........................        $10.00
                                                                      -------
Income from investment operations:
  Net investment income/(loss).................................          (.05)
  Net gain/(loss) on investments both realized and unrealized..          (.74)
                                                                      --------
Total from investment operations...............................          (.79)
                                                                      --------
Less distributions:
Dividends from net investment income...........................             0
Dividends from capital gains...................................             0
                                                                      -------
Net asset value- end of period.................................       $  9.21
                                                                        =====
Total Return**.................................................        (15.80)%



Ratios/Supplemental data:
Net assets, end of period (in 000's)...........................         1,508
Ratio of expenses to average net assets**......................          2.89%
Ratio of net investment income to average net assets**.........         (1.16)%
Portfolio turnover rate........................................          . 92%
Average Commission rate paid....................................        .0497


** Annualized



                       INVESTMENT OBJECTIVE AND STRATEGIES

     The investment objective of the Fund is to provide maximum long term growth. The Fund seeks to achieve its objective by aggressively investing world-wide in securities of growing companies which the Advisor believes are attractively priced and offer investment value. Unlike many mutual funds with this investment objective, the Fund will attempt to achieve its investment objective in declining equity markets as well as in rising equity markets. The Fund's aggressive investment approach may be appropriate for investors who seek potentially high long term returns and are willing to accept the risks inherent in that approach, including potentially significant fluctuations in the Fund's share price.

     The Fund focuses its investments primarily on equity securities of domestic, multinational and foreign companies whose potential values generally are not recognized by the investing public. Such companies include viable businesses that have been overlooked by other investors, or that are unpopular as a result of actual or anticipated unfavorable developments or other factors affecting the companies, their industries or markets in general. The Advisor may choose smaller companies that it believes offer significant investment value, even if they involve more risk. Dividend and interest income received from portfolio securities is not a significant consideration.

     The Advisor generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in equity and debt securities of U.S. and foreign companies. The Fund may invest in debt securities of all types and qualities, including lower quality securities with more risk. The Fund may also pursue investment opportunities by investing in indexed securities, options, futures contracts and precious metals, and by using other aggressive investment techniques involving leverage and other risks. In selecting securities for inclusion in the Fund's portfolio, the Advisor may analyze issuers of all sizes, industries, and geographical markets, including restricted securities of companies issued in private placements.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, the aggressive investment techniques of the Fund may entail risks not encountered by the average mutual fund. See "Investment Policies, Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices. Investors should also be aware that the Advisor has no prior experience in acting as an investment adviser to a mutual fund and that the Fund has no operating history.


                            HOW TO INVEST IN THE FUND

     Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,500 ($1,000 for IRA retirement accounts) and minimum subsequent investments of $500 ($100 for IRA retirement accounts).


Initial Purchase

     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The MAXIM Contrarian Fund, and sent by mail or overnight delivery to:

                            The MAXIM Contrarian Fund
                        c/o American Data Services, Inc.
                           Hauppauge Corporate Center
                                150 Motor Parkway
                           Hauppauge, New York 11760


Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 516-385-9580 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

               Star Bank, N.A. Cinti/Trust
               ABA #0420-0001-3

               Attn:  The MAXIM Contrarian Fund Master Account
               D.D.A. # 485772974
               Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

     You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to The MAXIM Contrarian Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.


Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement accounts (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); 403(b)(7) tax deferred retirement plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

     Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

     All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                    The MAXIM Contrarian Fund
                    c/o American Data Services, Inc.
                    Hauppauge Corporate Center
                    150 Motor Parkway
                    Hauppauge, New York  11760


     "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (516) 385-9580. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (516) 385-9580. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. After the initial three months of the Fund's operations, any account opened during the initial three month period will be subject to the redemption provisions described above.


                        SHARE PRICE CALCULATION

     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day the Fund is open for business on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                      TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

     The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

     On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                              OPERATION OF THE FUND

     The Fund is a non-diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

     The Fund retains Newport Investment Advisors, Inc., 23775 Commerce Park Road, Cleveland, Ohio 44122 (the "Advisor") to manage the Fund's investments. The Advisor, an Ohio corporation, provides investment management services to taxable and tax-exempt clients, and currently manages approximately $250 million in assets. Kenneth M. Holeski, controlling shareholder of the Advisor, has served as the President of the Advisor since its founding in 1989. He is primarily responsible for the day-to-day management of the portfolio of the Fund. Prior to 1996, Mr. Holeski was also the Vice President of Newport Evaluation Services, Inc., a consulting firm that primarily monitors the performance of money managers on behalf of retirement funds.

     The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 2.50% of its average daily net assets. The Advisor pays all of the operating expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most mutual funds pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. The 12b-1 fees paid by the Fund are described below under "Distribution Plan."

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). The Fund retains American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. WRP Investments, Inc., a registered broker dealer of which Mr. Holeski is a registered representative and branch manager, may receive brokerage commissions from the Fund on a basis comparable to trades placed with unaffiliated broker dealers. Mr. Holeski does not receive compensation on these trades.


                                DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund pays the Advisor an amount which is accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Amounts are paid at that rate regardless of actual distribution expenses incurred. Amounts paid under the Plan by the Fund are in addition to the advisory fee described above and are paid to the Advisor for services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The service provided by administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other services to the Fund as the Fund may reasonably request. The Advisor may also compensate such dealers and administrators out of its own assets.


             INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS

     The Fund may invest in the following portfolio securities, may engage in the following practices and will be subject to the following risks and limitations:

     Equity Securities. The Fund emphasizes investments in common stocks, which represent an equity (ownership) interest in a corporation. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock, and publicly-traded partnership interests. In selecting equity investments for the Fund, the Advisor considers the fundamental value of the issuing company as well as market and economic factors that affect securities prices.

     Debt Securities. The Fund may invest up to 35% of its assets in debt securities, including lower quality, high yielding debt securities if it believes that doing so will result in capital appreciation or will earn income on idle cash. The Fund may buy debt securities of all types and qualities issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit.

     Lower quality debt securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

     Foreign Securities. Foreign debt and equity securities, and securities denominated in or indexed to foreign currencies may be affected by the strength of those currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. These developments could include restrictions on foreign currency transactions and rules of exchange, or changes in administrations or monetary policies of foreign governments. Foreign securities purchased using foreign currencies may incur currency conversion costs. Foreign issuers and brokers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers and brokers, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors.

     The Fund may enter into forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, the Fund may incur a loss if the Advisor incorrectly predicts foreign currency values.

     There is no limitation on the amount of the Fund's assets that may be invested in foreign securities or in any one country or currency, except that no more than 35% of the Fund's assets may be invested in companies operating exclusively in one foreign country.

     Indexed Securities. The Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators (the "reference index"). Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Because their performance is tied to a reference index, a fund investing in indexed securities bears the risk of changes in the reference index in addition to being exposed to the credit risk of the issuer of the security.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back later at a higher price. The repurchase date is usually within seven days of the original purchase. If the other party to a repurchase agreement becomes bankrupt or otherwise defaults on its obligation to repurchase the security, the Fund may experience delays in recovering its cash. To the extent that the value of the security purchased has decreased in the meantime, the Fund could experience a loss. The Fund's repurchase agreements are fully collateralized.

     When Issued Securities and Forward Commitments. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Advisor deems it appropriate to do so.

     Borrowing and Leverage; Reverse Repurchase Agreements. The Fund may borrow from banks up to one third of its total assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Except for reverse repurchase agreements that it fully collateralizes, the Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to one third of its total assets.

     If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with yields that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

     Lending. The Fund may lend securities to broker-dealers and other institutions as a means of earning additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund at least equal to 100% of the current market value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter when the Board of Trustees determines voting to be in the Fund's interest. If the borrower becomes bankrupt or otherwise defaults on its obligations, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loaned had increased, the Fund could experience a loss if the borrower had not maintained sufficient collateral. Loans, in the aggregate, may not exceed one third of the Fund's total assets.

     Short Sales. If the Fund anticipates that the price of a security will decline, it may sell the security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its custodian of cash or U.S. Government Securities or other high grade liquid debt securities equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

     Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metal prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges. The Fund also may invest in precious metals options and futures.

     Options and futures can be volatile investments, and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults. The
Fund also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, losses from certain futures transactions are potentially unlimited.

     The Fund will not hedge more than 25% of its total assets by selling futures or writing calls under normal conditions. In general, the Fund also will not write put options if its settlement obligations would exceed 25% of its total assets. In addition, the Fund will not buy futures, put options or call options for other than hedging purposes with an aggregate value exceeding 5% of its total assets.

     Precious Metals.   The Fund may invest up to 5% of its total assets in
gold, silver, platinum or other precious metals. Gold and other precious metals have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, and economic and social conditions. In addition, the Fund may invest without limitation in securities of companies principally engaged in exploration, mining or processing of gold or other precious metals and minerals. These securities involve additional risk because the price volatility of precious metals has an increased impact on their market value.

     Zero Coupon Debt Securities and Pay-in-Kind Securities. The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities. Both these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, accordingly, may involve greater credit risks than debt securities that make regular interest payments. Because these securities do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between the bond's purchase price and its face value. Although zero coupon bonds and pay-in-kind bonds pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and included with dividends paid to the Fund's shareholders, if any. These dividends must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to pay such dividends, and its current income ultimately may be reduced as a result.

     Illiquid Investments. Under the supervision of and pursuant to the guidelines adopted by the Board of Trustees, the Advisor determines which of the Fund's investments are classified as illiquid. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may not invest more than 15% of its net assets in illiquid investments.

     Non-Diversification and Concentration. Diversifying a fund's investment portfolio can reduce, to some extent, the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry.

     To retain investment flexibility, the Fund may be non-diversified to some extent. To the extent that the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. However, with respect to 50% of its assets, the Fund will not invest more than 5% of its total assets in any one issuer, and may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.

     Defensive Investments. The Fund may invest temporarily up to 100% of its assets in cash and investment grade debt securities for defensive purposes.

Investment Risks

     The aggressive investment techniques of the Fund may entail risks not encountered by the average mutual fund. Some techniques, such as short sales, use of put and call options and futures, investments in foreign securities, leverage and short term trading, may be considered speculative and could result in higher operating expenses.

                               GENERAL INFORMATION

     Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

     Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

     Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. However, the Declaration of Trust contains provisions which authorize the shareholders to call a meeting under certain circumstances. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of December 2, 1996, Cheryl and Kenneth Holeski may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund.


                        PERFORMANCE INFORMATION

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

     The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

      The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Advisor                      Administrator
Newport Investment Advisors, Inc.       AmeriPrime Financial Services, Inc.
23775 Commerce Park Road                1793 Kingswood Drive, Suite 200
Cleveland, Ohio  44122                  Southlake, Texas  76092

Custodian                               Distributor
Star Bank, N.A.                         AmeriPrime Financial Securities, Inc.
P.O. Box 640749                         1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                 Southlake, Texas  76092


Transfer Agent (all purchase and        Auditors
redemption requests)                    McCurdy & Associates CPA's, Inc.
American Data Services, Inc.            27955 Clemens Road
Hauppauge Corporate Center              Westlake, Ohio  44145
150 Motor Parkway
Hauppauge, New York  11760


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS

                                                                Page #


SUMMARY OF FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . .  2

     Shareholder Transaction Expenses . . . . . . . . . . . . . . .  2
     Annual Fund Operating Expenses . . . . . . . . . . . . . . . .  2

THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3


FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . .  3


INVESTMENT OBJECTIVE AND STRATEGIES . . . . . . . . . . . . . . . .  3

HOW TO INVEST IN THE FUND . . . . . . . . . . . . . . . . . . . . .  4

     Initial Purchase . . . . . . . . . . . . . . . . . . . . . . .  4

          By Mail . . . . . . . . . . . . . . . . . . . . . . . . .  4
          By Wire . . . . . . . . . . . . . . . . . . . . . . . . .  4

     Additional Investments . . . . . . . . . . . . . . . . . . . .  5
     Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . .  5
     Other Purchase Information . . . . . . . . . . . . . . . . . .  5

HOW TO REDEEM SHARES. . . . . . . . . . . . . . . . . . . . . . . .  7

     By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     By Telephone . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Additional Information . . . . . . . . . . . . . . . . . . . .  7

SHARE PRICE CALCULATION . . . . . . . . . . . . . . . . . . . . . .  8

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . .  9

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

OPERATION OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . 10

DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . 11

INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS . . . . . . 11

          Equity Securities . . . . . . . . . . . . . . . . . . . . 11
          Debt Securities . . . . . . . . . . . . . . . . . . . . . 11

          Foreign Securities. . . . . . . . . . . . . . . . . . . . 12
          Indexed Securities. . . . . . . . . . . . . . . . . . . . 12
          Repurchase Agreements . . . . . . . . . . . . . . . . . . 12
          When Issued Securities and Forward Commitments. . . . . . 13
          Borrowing and Leverage; Reverse Repurchase Agreements . . 13
          Lending . . . . . . . . . . . . . . . . . . . . . . . . . 13
          Short Sales . . . . . . . . . . . . . . . . . . . . . . . 13
          Options and Futures Contracts . . . . . . . . . . . . . . 14
          Precious Metals . . . . . . . . . . . . . . . . . . . . . 15
          Zero Coupon Debt Securities and Pay-in-Kind Securities. . 15
          Illiquid Investments. . . . . . . . . . . . . . . . . . . 15
          Non-Diversification and Concentration . . . . . . . . . . 15
          Defensive Investments . . . . . . . . . . . . . . . . . . 15

     Investment Risks . . . . . . . . . . . . . . . . . . . . . . . 15

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 15

     Fundamental Policies . . . . . . . . . . . . . . . . . . . . . 16
     Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . 16
     Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . 16

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . 16

                             IMS CAPITAL VALUE FUND
                         Supplement Dated March 1, 1997
                       To Prospectus Dated August 1, 1996

         The following condensed supplementary financial information for the period August 1, 1996 (commencement of operations) through October 31, 1996 is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.



                             IMS CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS

                  For a share outstanding throughout the period
                from August 1, 1996 (Commencement of Operations)
                            through October 31, 1996



Net asset value- beginning of period..........................      $ 10.00
                                                                    -------
Income from investment operations:
Net investment income/(loss)..................................         (.01)
Net gain/(loss) on investments both realized and unrealized...          .77
                                                                    -------
Total from investment operations..............................          .76
                                                                    -------
Less distributions:
Dividends from net investment income..........................            0
Dividends from capital gains..................................            0
                                                                    -------
Net asset value- end of period................................      $ 10.76
                                                                    =======

Total Return**................................................        30.23%



Ratios/Supplemental data:
Net assets, end of period (in 000's)..........................        4,741
Ratio of expenses to average net assets**  ++.................         1.84%
Ratio of net investment income to average net assets**  ++....         (.25)%
Portfolio turnover rate.......................................         3.56%
Average Commission rate paid..................................        .0416

**   Annualized
++ Expense ratio is net of reimbursements. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 3.92% and(2.32)%, respectively.

         The  following   information  updates  the  information  regarding  the
performance of equity accounts managed by the Adviser with investment objectives, policies and strategies substantially similar to those of the Fund, which information is found under the caption "IMS Capital Management Performance Summary" on pages 5-6 of the Prospectus. THE PERFORMANCE OF THESE ACCOUNTS DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND, AND SHOULD NOT BE CONSIDERED INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND.

                 [a graph with the following data appears here]


                           IMS Capital Management                S&P 500 Index

         1991                       14,103                         13,040
         1992                       18,620                         14,038
         1993                       23,236                         15,441
         1994                       23,124                         15,461
         1995                       26,366                         21,490
         1996                       33,115                         26,424]

Growth of $10,000 invested on January 1, 1991 to December 31, 1996

* The total returns by year of the Adviser's managed equity accounts were as follows: 1991 41.03%, 1992 32.03%, 1993
         24.79% 1994 0.48%, 1995 14.02%, 1996 _____%.  These figures reflect the use of time-weighted, dollar-weighted average annualized total returns for the Advisor's equity accounts having objectives similar to the Fund. The results are audited by an independent certified public accounting firm. The composite includes all fee-paying, discretionary, individual stock portfolios above $10,000. Other accounts of the Advisor are excluded from the composite because the nature of those accounts make them inappropriate for purposes of comparison. In addition, performance of accounts prior to 1991 is excluded for the same reason. In 1988, no account satisfied the Advisor's criteria for inclusion in the composite. In 1989 and 1990, the aggregate assets in the qualifying accounts were too small to provide diversification comparable to that of a diversified mutual fund, and therefore the Advisor believes inclusion of performance for those years would be misleading. Performance figures reflected are net of all expenses, including transaction costs, commissions and management fees. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR). Complete performance presentation notes are available on request. The S&P 500 Index total returns by year were as follows:
         1991 30.40%,  1992 7.65%, 1993 10.04%,  1994 1.29%,  1995 37.41%,  1996
         _______%. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the S&P 500 Index do not reflect deduction of transaction costs or expenses, including management fees.

         The performance of the accounts managed by the Adviser does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for different periods may vary.

         The Fund commenced operations on August 1, 1996, and the Fund's total non-annualized return for the five month period ended December 31, 1996 was 11.40%.

         A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") , which is incorporated herein by reference and can be obtained without charge by calling the Fund at 800-934-5550. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

                                   PROSPECTUS

                                 August 1, 1996


                             IMS CAPITAL VALUE FUND


                            10159 S.E. Sunnyside Road
                                    Suite 330
                             Portland, Oregon  97015

               For Information, Shareholder Services and Requests:
                                 (800) 934-5550

The investment objective of the IMS Capital Value Fund (the "Fund") is to provide long term growth for its shareholders. IMS Capital Management, Inc. (the "Advisor") applies a value-oriented, contrarian investment philosophy to reduce risk while enhancing potential returns. The Advisor seeks to reduce risk through diversification and by focusing on large, high quality, dividend-paying U.S. companies. The Advisor strives to maximize potential returns by purchasing companies at historically low prices, when they are temporarily out of favor and contrary to conventional wisdom.

The Fund is "no-load," which means that investors incur no sales charges, commissions or deferred sales charges on the purchase or redemption of their shares. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, distributed by AmeriPrime Financial Securities, Inc.

      This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 1996, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above.










THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

      The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

      Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases. . . . . . . . . . . . . . . . . . . . . . .NONE
Sales Load Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . .NONE
Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Redemption Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.59%
12b-1 Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.33%
Total Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . 1.92%


      The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                       1 Year     3 Years

                        $19         $60



                                    THE FUND

      IMS Capital Value Fund (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on July 30, 1996, and commenced operations on August 1, 1996. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is IMS Capital Management, Inc. (the "Advisor").

                       INVESTMENT OBJECTIVE AND STRATEGIES

      The investment objective of the IMS Capital Value Fund is to provide long term growth for its shareholders. IMS Capital Management, Inc. (the "Advisor") applies a value-oriented, contrarian investment philosophy to reduce risk while enhancing potential returns. The Advisor seeks to reduce risk through diversification and by focusing on large, high quality, dividend-paying U.S. companies. The Advisor strives to maximize potential returns by purchasing companies at historically low prices, when they are temporarily out of favor and contrary to conventional wisdom.

      The Advisor will purchase stocks of companies which, in its estimation, are unfairly valued due to special and temporary circumstances. The Advisor selects stocks which it believes possess limited downside risk, yet have the potential to produce significant gains. The Advisor will select either growth or value stocks that are trading significantly below their previous highs, if such securities are also determined by the Advisor to be trading at substantial discounts from their intrinsic values. The companies selected generally will be highly visible, household names that trade on the New York Stock Exchange and that historically have had market capitalizations of at least one billion dollars. These well-capitalized, globally-diversified companies generally have the resources to weather negative business conditions successfully and provide both growth and stability. The Advisor seeks to further limit investment risk by diversifying across a broad range of industries and companies. Because of its diversified, large company focus, the Fund is designed to be a "core holding" within a typical investor's asset mix.

      The Advisor believes that investors tend to overreact to short-term negative events, which can in turn create undervalued security prices. For this reason, the Advisor applies a patient approach to stock selection. Through a careful process of company research and analysis, the Advisor selects companies for potential purchase based on various criteria outlined below. A target buy price is established for each company - generally well below the current price. Companies are then tracked and monitored until the right combination of events or market conditions creates a buying opportunity at or below the target price. The Advisor seeks to identify situations where the reasons for a stock's decline are misunderstood, temporary and solvable. A company is purchased only after the Advisor has determined that investing in the security is timely given the nature and reasons for its decline. When analyzing companies, particular emphasis is given to securities with a high potential for gain upon return to historical levels, securities trading at a discount to the Advisor's estimation of the company's fair market value (based on projected future cash flow, balance sheet characteristics, and future earnings), and securities trading at the low end of their historical fundamental valuation ranges based on current financial ratios such as price-to-cash flow, price-to-book value and price-to-earnings.

      By owning a diversified collection of large U.S. companies that, as a group, have already experienced a "correction" (i.e., as a group are generally trading at 30% or more below historical levels), the Advisor believes that the Fund, by design, may weather "bear" (down) markets more favorably than other funds with similar investment objectives. The Advisor can, however, provide no assurances to that effect. The Advisor typically holds companies for three to five years at a time, and therefore believes that the Fund may not be appropriate for those with shorter time horizons.

      The Advisor has been managing equity accounts for its clients since 1988. The performance of the accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the Advisor in managing such accounts, as compared to the S&P 500 Index. The persons responsible for the performance below are the same as those responsible for the investment management of the Fund.



                   IMS CAPITAL MANAGEMENT PERFORMANCE SUMMARY
        [A Graph with the following data is included in the Prospectus]

                IMS CAPITAL MANAGEMENT             S&P 500 INDEX

1991                 $14,103                         $13,040
1992                 $18,620                         $14,038
1993                 $23,236                         $15,441
1994                 $23,124                         $15,461
1995                 $26,366                         $21,490

Growth of $10,000 invested January 1, 1991 to December 31, 1995.

* The Advisor's total returns by year were as follows: 1991 41.03%, 1992 32.03%, 1993 24.79%, 1994 0.48%, 1995 14.02%. The Advisor's performance figures reflect the use of time-weighted, dollar-weighted average annualized total returns for the Advisor's equity accounts having objectives similar to the Fund. The results are audited by an independent certified public accounting firm. The composite includes all fee-paying, discretionary, individual stock portfolios above $10,000. Other accounts of the Advisor are excluded from the composite because the nature of those accounts make them inappropriate for purposes of comparison. In addition, performance of accounts prior to 1991 is excluded for the same reason. In 1988, no account satisfied the Advisor's criteria for inclusion in the composite. In 1989 and 1990, the aggregate assets in the qualifying accounts were too small to provide diversification comparable to that of a diversified mutual fund, and therefore the Advisor believes inclusion of performance for those years would be misleading. Performance figures reflected are net of all expenses, including transaction costs, commissions and management fees. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR). Complete performance presentation notes are available on request.

    The S&P 500 Index total returns by year were as follows: 1991 30.40%, 1992 7.65%, 1993 10.04%, 1994 1.29%, 1995 37.41%. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the S&P 500 Index do not reflect deduction of transaction costs or expenses, including management fees.


      The performance of the accounts managed by the Advisor should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the results for different periods may vary.

      The Advisor generally intends to stay fully invested (subject to liquidity requirements) in common stock, preferred stock and common stock equivalents (such as securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in fixed income securities, such as corporate debt securities and U.S. government obligations, when the Advisor believes that these securities offer opportunities to further the Fund's investment objective. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

      For temporary defensive purposes under adverse market conditions, the Fund may hold a substantial portion of its assets in cash equivalents or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

      As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, it should be noted that the Advisor has not previously managed assets organized as a mutual fund and the Fund has no operating history. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.


                            HOW TO INVEST IN THE FUND

      The Fund is "no-load" and shares of the Fund are sold directly to investors on a continuous basis, subject to the following minimums: minimum initial investment of $5,000 ($2,000 for IRAs and other retirement plans) and minimum subsequent investments of $100. These minimums may be waived by the Advisor for accounts participating in an automatic investment program. Investors choosing to purchase or redeem their shares through a securities dealer or broker/dealer may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions.

Initial Purchase

      By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to IMS Capital Value Fund, and sent to the address listed below.

                             Mail or Overnight to:
                             IMS Capital Value Fund
                             c/o American Data Services, Inc.
                             Hauppauge Corporate Center
                             150 Motor Parkway
                             Hauppauge, NY  11760

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-934-5550 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                 Star Bank, N.A. Cinti/Trust
                 ABA #0420-0001-3
                 Attn:  IMS Capital Value Fund
                 D.D.A. # 485777197
                 Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

      You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to IMS Capital Value Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

      Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


                              HOW TO REDEEM SHARES

      All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a securities dealer may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                       IMS Capital Value Fund
                       c/o American Data Services, Inc.
                       Hauppauge Corporate Center
                       150 Motor Parkway
                       Hauppauge, New York  11760


      "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 934-5550. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


                             SHARE PRICE CALCULATION

      The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

      Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                      TAXES

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

      For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

      The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

      On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                              OPERATION OF THE FUND

      The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains IMS Capital Management, Inc., 10159 S.E. Sunnyside Road, Suite 330, Portland, Oregon 97015 (the "Advisor") to manage the assets of the Fund and is authorized to pay the Advisor a fee equal to an annual average rate of 1.59% of the Fund's average daily net assets. The Advisor, an Oregon corporation, is an independent investment advisory firm that has practiced a large company, value-oriented, contrarian style of management for a select group of clients since 1988. The Advisor currently manages accounts for institutional clients which include the State of Oregon, Pacific University, and several 401K plans. Individual clients include families, trusts and small businesses, both taxable and non-taxable. Carl W. Marker is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Marker has served as the Advisor's chairman, president and primary portfolio manager since its founding in 1988, and began privately managing individual common stocks in 1981. Mr. Marker has a B.S. degree from the University of Oregon and previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc. Mr. Marker is regularly quoted by the press and has been published in the Dick Davis Digest, the Wall Street Transcript, several newspapers and magazines, and has appeared on the PBS television program, Serious Money.

      The Fund is responsible for the payment of all organizational and operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest; fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will only be liable for organizational expenses when the Fund reaches $10,000,000 in assets or when the Fund has been in existence for at least one year.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Fund equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Advisor will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.


           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

      This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

      The fund will invest primarily in U.S. equity securities consisting of common stock, preferred stock and common stock equivalents such as convertible preferred stock and convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Fund will not invest more that 5% of its net assets in convertible preferred stock, convertible debentures, rights or warrants. The Fund reserves the right to invest in foreign stocks, through the purchase of American Depository Receipts (ADRs), provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund's net assets. ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer.

Fixed Income Securities

Although the Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund's investment objective. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

      Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated A or higher by Standard & Poor's Corporation, or Moody's Investors Services, Inc., or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade.

      U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Investment Techniques

      General

      The Fund, on occasion, may write covered call options on securities held within the portfolio, for income purposes, provided that such investments do not exceed 5% of the Fund's net assets. The Fund may not engage in short sales of any kind. For income purposes, the Fund may lend its portfolio securities from time to time, provided that such transactions do not exceed 5% of the Fund's net assets.

      Repurchase Agreements - The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Star Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


                              GENERAL INFORMATION

      Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

      Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. It is anticipated that the Fund will hold most securities from 1 to 5 years at a time and that portfolio turnover will average less than 45%.

      Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.


                             PERFORMANCE INFORMATION

      The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

      The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

       The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

      The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Advisor                        Administrator
IMS Capital Management, Inc.              AmeriPrime Financial Services, Inc.
10159 S.E. Sunnyside Road, Suite 330      1793 Kingswood Drive, Suite 200
Portland, Oregon 97015                    Southlake, Texas  76092

Custodian                                 Distributor
Star Bank, N.A.                           AmeriPrime Financial Securities, Inc.
P.O. Box 641082                           1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                   Southlake, Texas  76092

Transfer Agent (all purchase and          Independent Auditors
redemption requests)                      McCurdy & Associates CPA's, Inc.
American Data Services, Inc.              27955 Clemens Road
Hauppauge Corporate Center                Westlake, Ohio  44145
150 Motor Parkway
Hauppauge, New York  11760

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS                          PAGE


SUMMARY OF FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      Shareholder Transaction Expenses . . . . . . . . . . . . . . . . . . . 2
      Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . 2

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT OBJECTIVE AND STRATEGIES. . . . . . . . . . . . . . . . . . . . . 3

HOW TO INVEST IN THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . 5
      Initial Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
            By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
            By Wire. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
      Additional Investments . . . . . . . . . . . . . . . . . . . . . . . . 6
      Automatic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . 6
      Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . . 7
      Other Purchase Information . . . . . . . . . . . . . . . . . . . . . . 7

HOW TO REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
      By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
      By Telephone . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
      Additional Information . . . . . . . . . . . . . . . . . . . . . . . . 8

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 8

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 9

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

OPERATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS . . . . . . . . . 11
      Equity Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
      Fixed Income Securities. . . . . . . . . . . . . . . . . . . . . . . . 12
            Corporate Debt Securities -  . . . . . . . . . . . . . . . . . . 12
            U.S. Government Obligations. . . . . . . . . . . . . . . . . . . 12
      Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . 13
            General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . . . 13
      Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 13

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

                    CARL DOMINO EQUITY INCOME FUND


                  STATEMENT OF ADDITIONAL INFORMATION


                             March 1, 1997










     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Carl Domino Equity Income Fund dated March 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, or by calling 1-800-506-9922.

                  STATEMENT OF ADDITIONAL INFORMATION


                           TABLE OF CONTENTS

                                                                   PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .   1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . .   5

THE INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . . .   8

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . .   8

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . .   9

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . .  10

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .  11

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

DESCRIPTION OF THE TRUST


     Carl Domino Equity Income Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.


     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Carl Domino Associates, L.P., 580 Village Blvd., Suite 225, West Palm Beach, Florida - 5.29%; Carl Domino Associates Profit Sharing Trust - 63.73%; Frank and Josephine Fava, 12 Liberty Ridge Trail, Totowa, New Jersey - 7.37%.



     As of December 2, 1996, Carl Domino Associates, L.P., a Delaware limited partnership, and its Profit Sharing Trust may be deemed to control the Fund as a result of their beneficial ownership of shares of the Fund. As of December 2, 1996, the officers and trustees as a group may be deemed to beneficially own 2.64% of the Fund.


     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants, or convertible preferred stocks.

     B. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

     D. Other Investment Companies. The Fund is permitted to invest up to 5% of its net assets in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

     E. Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

          Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

          Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     F. When Issued Securities and Forward Commitments. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

     G. Collateralized Mortgage Obligations (CMOs). CMOs are securities collateralized by mortgages or mortgage-backed securities and are issued with a variety of classes or series which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

     H. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

          (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     J. STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.


INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment
Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv.  Short Sales.  The Fund will not effect short sales of securities.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.





THE INVESTMENT ADVISER

     The Fund's investment adviser is Carl Domino Associates, L.P., 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409. Carl Domino, Inc. and CW Partners may both be deemed to control the Adviser due to their respective share of ownership of the Adviser.


     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period November 6, 1995 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $11,548.

     The Adviser retains the right to use the name "Domino" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Domino" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS


     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Age and Address        Position                 Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller    President and Trustee    President,  Treasurer and Secretary
Age:  38                                              of AmeriPrime Financial Services, Inc.,
1793 Kingswood Drive                                  the Fund's administrator, and
Suite 200                                             AmeriPrime Financial Securities, Inc.,
Southlake, Texas  76092                               the Fund's distributor.  Prior to
                                                      December, 1994, a senior client
                                                      executive with SEI Financial Services.

Kelli D. Shomaker, C.P.A.    Secretary, Treasurer     Manager of Compliance of AmeriPrime
Age:  34                                              Financial  Services, Inc.; Vice
1793 Kingswood Drive                                  President, Chief Accounting Officer,
Suite 200                                             Treasurer and Controller of United
Southlake, Texas  76092                               Services Advisors, Inc. and United
                                                      Services Insurance Funds from 1994 to
                                                      1995; Vice President, Chief Accounting
                                                      Officer, Treasurer, and Controller of
                                                      Accolade Funds and Pauze/Swanson United
                                                      Services Funds from 1993 to 1995;
                                                      Controller from 1987 to 1995 and Vice
                                                      President, Chief Accounting Officer and
                                                      Treasurer from 1990 to 1995 of United
                                                      Services Funds; Director of Security Trust
                                                      & Financial Company from 1993 to 1995.


Steve L. Cobb                Trustee                  President of Clare Energy, Inc., oil
Age:  39                                              and gas exploration company; International
140 Mockingbird Lane                                  Marketing Manager of Carbo Ceramics Inc.,
Coppell, Texas  76019                                 oil field manufacturing/supply company.




                                     - 8 -




Gary E. Hippenstiel          Trustee                  Vice President and Chief Investment Officer
Age:  49                                              of Legacy Trust Company; President and
600 Jefferson Street                                  Director of Heritage Trust Company
Houston, Texas  70002                                 from 1994 to 1996; Vice President and
                                                      Chief Investment Officer of Legacy Trust
                                                      Company;  Vice President and Manager of
                                                      Investments of Kanaly Trust Company from
                                                      1988 to 1992.


     The compensation paid to the Trustees of the Trust for the period ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The Adviser voluntarily reimbursed the Fund for Trustee fees paid for the period ended October 31, 1996.


                                Aggregate            Total Compensation
                              Compensation        from Trust (the Trust is
Name                           from Trust          not in a Fund Complex)

Kenneth D. Trumpfheller              0                          0

Steve L. Cobb                   $4,000                     $4,000

Gary E. Hippenstiel             $4,000                     $4,000





PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $1,726,671 of brokerage transactions (on which commissions were $2,482) during the period November 6, 1995 (commencement of operations) through October 31, 1996.


     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


     For the period November 6, 1995 (commencement of operations) through October 31, 1996, the Fund paid brokerage commissions of $2,617.



DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P    =   a hypothetical $1,000 initial investment
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending redeemable value at the end of the applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period
December 4, 1995 (commencement of operations in accordance with the Fund's objective) through October 31, 1996, the Fund's average annual total return was 23.31%, annualized.


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


     American Data Services, Inc. ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period November 6, 1995 (commencement of operations) through October 31, 1996, ADS received $17,600 from the Adviser (not the Fund) for these services.

ACCOUNTANTS


     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.



DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.
Shares of the Fund are offered to the public on a continuous basis.



FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended October 31, 1996. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-506-9922.

                         FOUNTAINHEAD SPECIAL VALUE FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                               December 23, 1996










     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Fountainhead Special Value Fund dated December 23, 1996. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, or by calling 1-800-868-9535.

                  STATEMENT OF ADDITIONAL INFORMATION


                           TABLE OF CONTENTS



                                                                   PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .   1

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS . . . . . . . . . . . . . . . .   1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . .   6

THE INVESTMENT ADVISOR. . . . . . . . . . . . . . . . . . . . . . .   8

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . .   9

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . .  10

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . .  11

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .  11

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  12


DESCRIPTION OF THE TRUST

     Fountainhead Special Value Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of four series currently authorized by the Trustees.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in rights or warrants.

     B. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities by the Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

          In connection with each reverse repurchase agreement, the Fund will direct its Custodian to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

     D. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

     E. Mortgage-Related Securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA, GNMA and the Federal Home Loan Mortgage Corporation, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Fund will only invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. government and will limit its investment to 5% of its net assets. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

          Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities.

Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. The Fund will only invest in CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. government (such as the Federal Home Loan Mortgage Corporation). Neither Fund will invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

          CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

          REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

     F. Foreign Securities. The Fund may invest up to 5% of its net assets at the time of purchase in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

          Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

          Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     G. Option Transactions. Up to 5% of the Fund's net assets may be invested in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     H. Hedging Transactions. The Fund may hedge all or a portion of its portfolio investments through the use of options and futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against the risk that the value of the Fund's portfolio securities may decline, the fund might sell futures contracts on stock indices. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the stock index futures position.

          There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the Advisor's ability to predict the future direction of the relevant security or stock index, and incorrect predictions by the Advisor may have an adverse effect on the Fund. In this regard, skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

          A stock index futures contract is a binding contractual commitment which involves the payment or receipt of payments representing, respectively, the loss or gain of a specified market index. Ordinarily, the Fund would enter into stock index futures contracts to hedge its investments in common stocks. Futures contracts are traded on exchanges licensed and regulated by the
Commodity Futures Trading Commission. The Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the Fund will be able to close out a particular futures contract.

          A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option may be lost if the Fund does not exercise the option or futures contract, or the writer does not perform his obligations. It is also possible that the futures contracts selected by the Fund will not follow the price movement of the underlying stock index. If this occurs, the hedging strategy may not be successful. Further, if the Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

          The Fund will incur transactional costs in connection with the hedging program. When the Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, the Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

          The Trust has filed a supplemental notice of eligibility with the Commodity Futures Trading Commission ("CFTC") to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that the Fund's transactions in futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that the Fund will enter into commitments which require as deposits for initial margin for futures contracts no more than 5% of the fair market value of its assets.

     I. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

          In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is fundamental, although the particular practices followed with respect to short sales, such as the percentage of the Fund's assets which may be deposited as collateral or allocated to the segregated account, are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

     J. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consist of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not invest more than 5% of its net assets in reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Jenswold, King & Associates, Inc., Two Post Oak Central, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898. Roger E. King may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future.

     The Advisor retains the right to use the name "Fountainhead" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Fountainhead" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.




 Name, Age and Address       Position                     Principal Occupations During Past 5 Years

*Kenneth D. Trumpfheller     President and Trustee        President,  Treasurer and Secretary of AmeriPrime
Age:  38                                                  Financial Services,  Inc., the Fund's  administrator,
1793 Kingswood Drive                                      and AmeriPrime  Financial  Securities,  Inc.,
Suite 200                                                 the Fund's distributor.  Prior to  December,  1994,
Southlake, Texas  76092                                   a  senior  client  executive  with SEI Financial Service.



Kelli D. Shomaker, C.P.A.    Secretary, Treasurer         Manager of Compliance of AmeriPrime Financial Services, Inc.;
Age:  34                                                  Vice President, Chief Accounting Officer,
1793 Kingswood Drive                                      Treasurer and Controller of United Services Advisors, Inc.
Suite 200                                                 and United  Services  Insurance  Funds from 1994 to 1995;
Southlake, Texas  76092                                   Vice  President, Chief  Accounting  Officer, Treasurer,
                                                          and  Controller  of Accolade  Funds and
                                                          Pauze/Swanson  United Services Funds from 1993 to 1995;
                                                          Controller from 1987 to 1995 and Vice  President,
                                                          Chief  Accounting  Officer and Treasurer from 1990 to
                                                          1995 of United  Services Funds;  Director of Security Trust
                                                          & Financial Company from 1993 to 1995.



Steve L. Cobb                Trustee                      President of Clare Energy, Inc., oil and gas
Age:  39                                                  exploration company;  International Marketing  Manager
140 Mockingbird Lane                                      of  Carbo  Ceramics  Inc.,  oil  field  manufacturing/
Coppell, Texas  76019                                     supply company.



Gary E. Hippenstiel          Trustee                      Vice President and Chief Investment  Officer of Legacy
Age:  49                                                  Trust Company;  President and Director of Heritage
600 Jefferson Street                                      Trust Company from 1994 to 1996;  Vice  President and
Houston, Texas  70002                                     Chief Investment Officer of Legacy Trust Company;
                                                          Vice President and Manager of Investments of Kanaly Trust Company
                                                          from 1988 to 1992.






    The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.



Name                          Aggregate                Total Compensation
                             Compensation            from Trust (the Trust is
                              from Trust              not in a Fund Complex)

Kenneth D. Trumpfheller          0                              0

Steve L. Cobb                   $4,000                        $4,000

Gary E. Hippenstiel             $4,000                        $4,000



PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P    =   a hypothetical $1,000 initial investment
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending  redeemable  value  at the  end of the  applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

     American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, American Data Services, Inc. provides the Fund with certain monthly reports, record-keeping and other management-related services.

ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.
Shares of the Fund are offered to the public on a continuous basis.

                   AIT VISION U.S. EQUITY PORTFOLIO


                  STATEMENT OF ADDITIONAL INFORMATION


                             March 1, 1997










     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of AIT Vision U.S. Equity Portfolio dated March 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge,
New York  11760, or by calling 1-800-507-9922.

                  STATEMENT OF ADDITIONAL INFORMATION


                           TABLE OF CONTENTS

                                                                   PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .   1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . .   2

THE INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . . .   5

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . .   6

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . .   7

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . .   8

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .   8

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

DESCRIPTION OF THE TRUST

     AIT Vision U.S. Equity Portfolio (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Blanche W. Dupree Trust, 719 Central Park Blvd., Port Orange, Florida - 9.70%; LBS Capital Management, Inc., 311 Park Place Blvd., Clearwater, Florida - 57.99%.

     As of December 2, 1996, LBS Capital Management, Inc. may be deemed to control the Fund as a result of its beneficial ownership of shares of the Fund. As of December 2, 1996, the officers and trustees as a group may be deemed to beneficially own 4.94% of the Fund.


     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     American   Depository   Receipts.    American   Depository   Receipts   are
dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Convertible Debentures. The Adviser considers convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's") to be of investment grade quality. Investment grade securities generally have adequate to strong protection of principal and interest payments. Convertible debentures rated A possess many favorable investment attributes and are considered to be upper-medium grade obligations. Securities rated A may be more susceptible to the adverse effects of changes in circumstances and economic conditions (changes that increase long term risk) than higher rated securities.

     Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     vi. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale or other illiquid securities.





THE INVESTMENT ADVISER

     The Fund's investment adviser is Advanced Investment Technology, Inc., 311 Park Place Blvd., Clearwater, Florida 34619. Dean S. Barr may be deemed to be a controlling person of the Adviser due to his ownership of its shares and his positions as chief investment officer and chairman of the Adviser.


     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period November 6, 1995 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $5,944.


     The Adviser retains the right to use the names "AIT" and "AIT Vision" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "AIT" and "AIT Vision" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


TRUSTEES AND OFFICERS


     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Age and Address        Position                 Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller    President and Trustee    President,  Treasurer and Secretary
Age:  38                                              of AmeriPrime Financial Services, Inc.,
1793 Kingswood Drive                                  the Fund's administrator, and
Suite 200                                             AmeriPrime Financial Securities, Inc.,
Southlake, Texas  76092                               the Fund's distributor.  Prior to
                                                      December, 1994, a senior client
                                                      executive with SEI Financial Services.

Kelli D. Shomaker, C.P.A.    Secretary, Treasurer     Manager of Compliance of AmeriPrime
Age:  34                                              Financial  Services, Inc.; Vice
1793 Kingswood Drive                                  President, Chief Accounting Officer,
Suite 200                                             Treasurer and Controller of United
Southlake, Texas  76092                               Services Advisors, Inc. and United
                                                      Services Insurance Funds from 1994 to
                                                      1995; Vice President, Chief Accounting
                                                      Officer, Treasurer, and Controller of
                                                      Accolade Funds and Pauze/Swanson United
                                                      Services Funds from 1993 to 1995;
                                                      Controller from 1987 to 1995 and Vice
                                                      President, Chief Accounting Officer and
                                                      Treasurer from 1990 to 1995 of United
                                                      Services Funds; Director of Security Trust
                                                      & Financial Company from 1993 to 1995.


                                     - 5 -




Steve L. Cobb                Trustee                  President of Clare Energy, Inc., oil
Age:  39                                              and gas exploration company; International
140 Mockingbird Lane                                  Marketing Manager of Carbo Ceramics Inc.,
Coppell, Texas  76019                                 oil field manufacturing/supply company.


Gary E. Hippenstiel          Trustee                  Vice President and Chief Investment Officer
Age:  49                                              of Legacy Trust Company; President and
600 Jefferson Street                                  Director of Heritage Trust Company
Houston, Texas  70002                                 from 1994 to 1996; Vice President and
                                                      Chief Investment Officer of Legacy Trust
                                                      Company;  Vice President and Manager of
                                                      Investments of Kanaly Trust Company from
                                                      1988 to 1992.


     The compensation paid to the Trustees of the Trust for the period ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.


                                Aggregate            Total Compensation
                              Compensation        from Trust (the Trust is
Name                           from Trust          not in a Fund Complex)

Kenneth D. Trumpfheller              0                          0

Steve L. Cobb                   $4,000                     $4,000

Gary E. Hippenstiel             $4,000                     $4,000






PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $963,910 of brokerage transactions (on which commissions were $ 1,102) during the period November 6, 1995 (commencement of operations) through October 31, 1996.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Investment Technology Group, Inc. ("ITG"), in its capacity as a registered broker-dealer, will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Jefferies Group, Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as ITG) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, ITG will not serve as the Fund's dealer in connection with over-the-counter transactions. However, ITG may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Jefferies Group, Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with ITG if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transaction for the Fund. In determining the commissions to be paid to ITG, it is the policy of the Fund that such commissions will, in the judgement of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by ITG on comparable transactions for its most favored unaffiliated customers, except for customers of ITG considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by ITG to the Fund and its other customers, and information concerning the commissions charged by other qualified brokers.

     While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. ITG will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


     For the period November 6, 1995 (commencement of operations) through October 31, 1996, the Fund paid brokerage commissions of $3,203.



DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P    =   a hypothetical $1,000 initial investment
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending  redeemable  value  at the  end of the  applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period
December 28, 1995 (commencement of operations in accordance with the Fund's objective) through October 31, 1996, the Fund's average annual total return was 31.03%, annualized.


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


     American Data Services, Inc. ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period November 6, 1995 (commencement of operations) through October 31, 1996, ADS received $17,600 from the Adviser (not the Fund) for these services.



ACCOUNTANTS


     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.



DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.
Shares of the Fund are offered to the public on a continuous basis.



FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period November 6, 1996 (commencement of operations) through October 31, 1996. The Trust will provide the Annual Report without the charge by calling the Fund at 1-800-507-9922.

                               GLOBALT GROWTH FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                                  March 1, 1997










     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of GLOBALT Growth Fund dated March 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, or by calling 1-800-831-9922.

                  STATEMENT OF ADDITIONAL INFORMATION


                           TABLE OF CONTENTS

                                                                   PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .   1


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . .   3

THE INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . . .   5

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . .   7

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . .   8

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . .   9

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .   9

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

DESCRIPTION OF THE TRUST


     Globalt Growth Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.


     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Samuel Emory Allen IRA, 3060 Peachtree Road, Atlanta, Georgia - 12.96%; Kenneth and Ann Horne, 4972 Heather Point, Birmingham, Alabama - 6.08%; Brenda M. Hackney, 2 Office Park Circle, Birmingham, Alabama - 11.47%; Management Psychology Group Pension Plan, 3340 Peachtree Road, N.E., Atlanta, Georgia - 7.73%; Management Psychology Group Profit Sharing Trust, 3340 Peachtree Road, N.E., Atlanta, Georgia - 9.99%.

     As of December 2, 1996, Management Psychology Group Pension Plan and Management Psychology Group Profit Sharing Trust may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund. As of December 2, 1996, the officers and trustees as a group may be deemed to beneficially own 1.36% of the Fund.


     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants, or convertible preferred stocks.

     B. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Other Investment Companies. The Fund is permitted to invest in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

     D. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

          (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     E. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.


INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Globalt, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305. Angela and Samuel Allen may each be deemed to be a controlling person of the Adviser due to their ownership of its shares and their respective positions as president and chairman of the Adviser.


     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period December 1, 1995 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $21,686.


     The Adviser retains the right to use the name "Globalt" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Globalt" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS


     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.



Name, Age and Address        Position                 Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller    President and Trustee    President,  Treasurer and Secretary
Age:  38                                              of AmeriPrime Financial Services, Inc.,
1793 Kingswood Drive                                  the Fund's administrator, and
Suite 200                                             AmeriPrime Financial Securities, Inc.,
Southlake, Texas  76092                               the Fund's distributor.  Prior to
                                                      December, 1994, a senior client
                                                      executive with SEI Financial Services.

Kelli D. Shomaker, C.P.A.    Secretary, Treasurer     Manager of Compliance of AmeriPrime
Age:  34                                              Financial  Services, Inc.; Vice
1793 Kingswood Drive                                  President, Chief Accounting Officer,
Suite 200                                             Treasurer and Controller of United
Southlake, Texas  76092                               Services Advisors, Inc. and United
                                                      Services Insurance Funds from 1994 to
                                                      1995; Vice President, Chief Accounting
                                                      Officer, Treasurer, and Controller of
                                                      Accolade Funds and Pauze/Swanson United
                                                      Services Funds from 1993 to 1995;
                                                      Controller from 1987 to 1995 and Vice
                                                      President, Chief Accounting Officer and
                                                      Treasurer from 1990 to 1995 of United
                                                      Services Funds; Director of Security Trust
                                                      & Financial Company from 1993 to 1995.


Steve L. Cobb                Trustee                  President of Clare Energy, Inc., oil
Age:  39                                              and gas exploration company; International
140 Mockingbird Lane                                  Marketing Manager of Carbo Ceramics Inc.,
Coppell, Texas  76019                                 oil field manufacturing/supply company.


Gary E. Hippenstiel          Trustee                  Vice President and Chief Investment Officer
Age:  49                                              of Legacy Trust Company; President and
600 Jefferson Street                                  Director of Heritage Trust Company
Houston, Texas  70002                                 from 1994 to 1996; Vice President and
                                                      Chief Investment Officer of Legacy Trust
                                                      Company;  Vice President and Manager of
                                                      Investments of Kanaly Trust Company from
                                                      1988 to 1992.



     The compensation paid to the Trustees of the Trust for the period ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The Adviser voluntarily reimbursed the Fund for Trustee fees paid for the period ended October 31, 1996.




                                Aggregate            Total Compensation
                              Compensation        from Trust (the Trust is
Name                           from Trust          not in a Fund Complex)

Kenneth D. Trumpfheller              0                          0

Steve L. Cobb                   $4,000                     $4,000

Gary E. Hippenstiel             $4,000                     $4,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     For the period December 1, 1995 (commencement of operations) through October 31, 1996, the Fund paid brokerage commissions of $7,819.



DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P    =  a hypothetical $1,000 initial investment
          T    =  average annual total return
          n    =  number of years
          ERV  =  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period
December 1, 1995 (commencement of operations) through October 31, 1996, the Fund's average annual total return was 27.01%, annualized.


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


American Data Services, Inc. ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period December 1, 1995 (commencement of operations) through October 31, 1996, ADS received $17,600 from the Adviser (not the Fund) for these services.



ACCOUNTANTS


     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.
Shares of the Fund are offered to the public on a continuous basis.


FINANCIAL STATEMENTS


     The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended October 31, 1996. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-831-9922.

                            THE MAXIM CONTRARIAN FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                December 24, 1996






     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The MAXIM Contrarian Fund dated December 24, 1996. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge,
New York  11760, or by calling toll free 1-888-81-MAXIM (888-816-2946).

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                  PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .  1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
     CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . 14

THE INVESTMENT ADVISOR. . . . . . . . . . . . . . . . . . . . . . . 16

DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . 17

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . 18

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . . 19

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . . 20

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . 20

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 21

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . 21

DESCRIPTION OF THE TRUST

     The MAXIM Contrarian Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of several series of funds currently authorized by the Trustees.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Robert Botti, 955 River Road, Gate Mills, Ohio - 5.22%; Cheryl and Kenneth Holeski, 12448 Bentbrook Drive, Chesterland, Ohio - 35.16%; Newport Investment Advisors Profit Sharing Plan, 23775 Commerce Park Road, Cleveland, Ohio - 5.51%; Dale Siegel, 2305 East Aurora Road, Twinsburg, Ohio - 8.84%.

     As of December 2, 1996, Cheryl and Kenneth Holeski may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund. As of December 2, 1996, the officers and trustees as a group may be deemed to beneficially own 1.18% of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     B. Investment Grade Debt Securities. Investment grade debt securities include, without limitation, money market funds. To the extent the Fund acquires the securities of a money market fund, the shareholders of the Fund will be subject to duplicative management fees. The Fund does not intend to invest more than 5% of its net assets in money market funds.

     C. Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities often are considered to be speculative and involve greater risk of default of price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Advisor determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extend the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Advisor's credit analyses than is the case for higher quality bonds. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value as portfolio securities, and the Fund's ability to dispose of these lower quality debt securities.

     Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund shareholders.


     D. Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor.

     E. Securities Lending. The Fund may lend securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, they will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

     The Advisor understands that it is the current view of the staff of the Securities and Exchange Commission ("SEC") that the Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     F. Foreign Investments. Subject to the limitations described in the prospectus, the Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     G. Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

     The Fund also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Deutschemarks, it could enter into a forward contract to sell Deutschemarks in return for U.S. dollars to hedge against possible declines in the Deutschemark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund also could hedge the position by selling another currency expected to perform similarly to the Deutschemark -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to segregate cash and appropriate liquid assets to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate cash or U.S. Government securities or other high-grade liquid debt securities to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges. In segregating assets, the Fund's custodian or a designated subcustodian either places such assets in a segregated account or separately identifies such assets and renders them unavailable for investment by the Fund.

     Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may change the Fund's currency exchange rates substantially, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Fund by selling currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Fund or that the Advisor will hedge at an appropriate time.

     H. Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund than is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's total assets. The Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund engages in short sales, its custodian will segregate an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

     In addition, the Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount of the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs in connection with opening, maintaining and closing short sales against the box.

     I. Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yield than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     J. Forward Commitments and Reverse Repurchase Agreements. The Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. The Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

     Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

     Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

     K. Leveraging. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

     L. Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument or precious metal at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities or precious metal prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or gold. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument or precious metal. Therefore, purchasing futures contracts will tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal had been sold.

          Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contact is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     M.   Put and Call Options.  The Fund may purchase put and call options.

          Purchasing Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

          Writing Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to the FCM described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

     If the underlying prices rise, a put writer would generally expect to profit. Although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

          Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     N. Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     O. Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.
In addition, one of the requirements for qualification as a regulated investment company for tax purposes in that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

     P. OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

     Q. Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser or a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     R. Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash or U.S.

Government securities or other high-grade liquid debt securities in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     S. Limitations on Futures and Options Transactions. The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets before the Fund engages in any purchases or sales of futures contracts, options on futures contracts, or gold, silver, platinum or other precious metals futures contracts or options thereon. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

     In addition, the Fund will not: (a) sell futures contracts (including futures contracts for precious metals) or write call options (including options on futures) if, as a result, more than 25% of the Fund's total assets would be hedged with such futures or options; or (b) write put options (including options on futures) if, as a result, the Fund's total obligations upon settlement of written put options would exceed 25% of its total assets; or (c) purchase futures contracts or put or call options (including options on futures) for other than hedging purposes if, as a result, the aggregate value of margin for futures contracts and option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets, except that aggregate value of initial margin deposits for futures and options premiums for options on futures may not exceed 5% of the Fund's total assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (d) purchase futures, put or call options (including options on futures) for hedging purposes if the aggregate value of the initial margin deposits for futures contracts purchased would exceed 5% of a Fund's total assets and initial option premiums for options purchased would exceed 20% of the Fund's net assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The Fund currently intends to treat the value of any over-the-counter option purchased as illiquid for the purposes of investment limits. Similarly, for any over-the-counter option the Fund writes, the Fund will treat as illiquid the value of the option's underlying instrument; however, if the Fund has a guaranteed right to close out the option with a primary U.S. Government securities dealer, only the maximum price of the closing transaction minus the amount the option is in-the-money will be considered illiquid.

     T. Precious Metals. In addition to its investments in securities, the Fund may invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The Fund may purchase precious metals in any form, including bullion and coins, provided that the Advisor intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

     The value of the Fund's investments may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Since much of the world's known gold reserves are located in South Africa, political and social conditions there may pose certain risks to the Fund's investments. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issues.

     The fund is authorized to invest up to 5% of its total assets in precious metals. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund's annual gross income. This tax requirement could cause the fund to hold or sell precious metals, securities, options or futures when it would not otherwise do so.

     U. Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     V. Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, the Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.


INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions which the Fund has not fully collateralized as described in the Prospectus.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. Except for gold, silver, platinum, palladium or other precious metals (and then not with respect to more than 5% of its net assets), the Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling forward contracts, options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements which the Fund has not fully collateralized as described in the Prospectus) representing more than one third of its total assets are outstanding.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.








THE INVESTMENT ADVISOR

     The Fund's investment advisor is Newport Investment Advisors, Inc., 23775 Commerce Park Road, Cleveland, Ohio 44122. Kenneth M. Holeski may be deemed to control the Advisor due to his ownership of its shares and his positions as an officer and director of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. The Fund is responsible for the payment of all expenses incurred in connection with the organization and initial registration of shares of the Fund. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $11,261.

     The Advisor retains the right to use the name "MAXIM Contrarian" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "MAXIM Contrarian" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Advisor an amount at an annual rate of 0.25% of the average daily net assets of the Fund. For a description of the Plan, see "Distribution Plan" in the Fund's Prospectus.
For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund accrued $1,127 under the Distribition Plan. Kenneth M. Holeski, as controlling shareholder of the Advisor, and other employees of the Advisor may indirectly benefit from any payments made pursuant to the Plan.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


Name, Age and Address        Position                   Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller    President and Trustee      President, Treasurer and Secretary of AmeriPrime Services, Inc.,
Age:  38                                                the Fund's administrator, and AmeriPrime Financial Securities, Inc.,
1793 Kingswood Drive                                    the Fund's distributor.  Prior to December , 1994, a senior
Suite 200                                               executive with SEI Financial Services.
Southlake, Texas  76092


Kelli D. Shomaker, C.P.A.    Secretary, Treasurer       Manager of Compliance of AmeriPrime Financial Services, Inc.;
Age:  34                                                Vice President, Chief Accounting Officer, Treasurer and
1793 Kingswood Drive                                    Controller of United Services Advisors, Inc. and United
Suite 200                                               Services Insurance Funds from 1994 to 1995; Vice President,
Southlake, Texas  76092                                 Chief Accounting Officer, Treasurer, and Controller
                                                        of Accolade Funds and Pauze/Swanson United Services Funds
                                                        from 1993 to 1995; Controller from 1987 to 1995 and Vice President,
                                                        Chief Accounting Officer and Treasurer from 1990 to
                                                        1995 of United Services Funds; Director of Security
                                                        Trust & Financial Company from 1993 to 1995.


Steve L. Cobb                Trustee                    President of Clare Energy, Inc., oil and gas
Age:  39                                                exploration company; International Marketing Manager
140 Mockingbird Lane                                    of Carbo Ceramics Inc., oil field manufacturing/supply
Coppell, Texas  76019                                   company.


Gary E. Hippenstiel          Trustee                    Vice President and Chief Investment Officer of Legacy
Age:  49                                                Trust Company; President and Director of Heritage
600 Jefferson Street                                    Trust Company from 1994 to 1996; Vice President and Manager
Houston, Texas  70002                                   of Investments of Kanaly Trust Company from 1988 to 1992.


     The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

Name                          Aggregate          Total Compensation
                             Compensation      from Trust (the Trust is
                              from Trust        not in a Fund Complex

Kenneth D. Trumpfheller           0                      0

Steve L. Cobb                   $4,000                 $4,000

Gary E. Hippenstiel             $4,000                 $4,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund paid total brokerage commissions of $14,358. The Fund paid
$312 (2.17% of the total brokerage commissions paid) to WRP Investments, Inc., an affiliate of the Advisor, for effecting 3.26% of all brokerage transactions.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P     =  a hypothetical $1,000 initial investment
          T     =  average annual total return
          n     =  number of years
          ERV   =  ending redeemable value at the end of the applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund's average annual total return was -15.80%, annualized.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT

American Data Services, Inc., ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period May 2, 1996 (commencement of operations) through October 31, 1996, ADS received $9,600 from the Adviser (not the Fund) for these services.


ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period
May 2, 1996 (commencement of operations) through October 31, 1996. The Trust will provide the Annual Report without charge by calling the Fund at 1-888-81-MAXIM.

                             IMS CAPITAL VALUE FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1997









     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of IMS Capital Value Fund dated
March 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, or by calling 1-800-934-5550.

                  STATEMENT OF ADDITIONAL INFORMATION

                           TABLE OF CONTENTS

                                                                    PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .   1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . .   2

THE INVESTMENT ADVISOR. . . . . . . . . . . . . . . . . . . . . . .   5

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . .   6

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . .   7

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . .   8

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .   8

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  10

DESCRIPTION OF THE TRUST

     IMS Capital Value Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the officers and trustees as a group beneficially owned less than one percent (1%) of the Fund.


     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants.

     B. American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     C. Options Transactions. The Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund will only engage in exchange-traded options transactions.

     D. Loans of Portfolio Securities. The Fund may made short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     E. Cash Equivalents. Cash equivalents include, without limitation, money market funds. To the extent the Fund acquires the securities of a money market fund, the shareholders of the Fund will be subject to duplicative management fees. The Fund does not intend to invest more than 5% of its net assets in money market funds.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental
("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which have a significant portion of their assets in real estate.

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not invest in reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

     iv.  Short Sales.  The Fund will not effect short sales.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     vi. Repurchase Agreements. The Fund may invest some or all of the funds assets in U.S. Government repurchase agreements temporarily under certain conditions described in the prospectus.

     vii. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     viii.Mortgage-related Securities. The Fund will not invest in mortgage-related securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is IMS Capital Management, 10159 S.E. Sunnyside Road, Suite 330, Portland, Oregon 97015. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.


     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.59% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the period August 1, 1996 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $9,952.


     The Advisor retains the right to use the name "IMS" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "IMS" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, a defined in the Investment Company Act of 1940, is indicated by an asterisk.


Name, Age and Address       Position                Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller   President and Trustee   President, Treasurer and Secretary of AmeriPrime
Age:  38                                            Financial Services, Inc., the Fund's administrator,
1793 Kingswood Drive                                and AmeriPrime Financial Securities, Inc., the
Suite 200                                           Fund's distributor. Prior to December, 1994,
Southlake, Texas  76092                             a senior client executive with SEI Financial Services.


Kelli D. Shomaker, C.P.A.   Secretary, Treasurer    Manager of Compliance of AmeriPrime Financial
Age:  34                                            Services, Inc.; Vice President, Chief Accounting
1793 Kingswood Drive                                Officer, Treasurer and Controller of United
Suite 200                                           Services Advisors, Inc. and United Services
Southlake, Texas  76092                             Insurance Funds from 1994 to 1996; Vice President,
                                                    Chief Accounting Officer, Treasurer, and Controller
                                                    of Accolade Funds and Pauze/Swanson United Services
                                                    Funds from 1993 to 1996; Controller from 1987 to
                                                    1996 and Vice President, Chief Accounting Officer
                                                    and Treasurer from 1990 to 1996 of United Services
                                                    Funds; Director of Security Trust & Financial Company
                                                    from 1993 to 1996.

Steve L. Cobb               Trustee                 President of Clare Energy, Inc., oil and gas
Age:  39                                            exploration company; International Marketing
140 Mockingbird Lane                                Manager of Carbo Ceramics Inc., oil field
Coppell, Texas  76019                               manufacturing/supply company.

Gary E. Hippenstiel         Trustee                 Vice President and Chief Investment Officer
Age:  49                                            of Legacy Trust Company; President and Director
600 Jefferson Street                                of Heritage Trust Company from 1994 to 1996;
Houston, Texas  70002                               Vice President and Manager of Investments of
                                                    Kanaly Trust Company from 1988 to 1992.



     The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.



                               Aggregate           Total Compensation
                             Compensation       from Trust (the Trust is
Name                          from Trust         not in a Fund Complex)

Kenneth D. Trumpfheller             0                       0
Steve L. Cobb                  $4,000                  $4,000
Gary E. Hippenstiel            $4,000                  $4,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $426,000 of brokerage transactions (on which commissions $1,410) during the period August 1, 1996 (commencement of operations) through October 31, 1996.


     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     For the period August 1, 1996 (commencement of operations) through October 31, 1996, the Fund paid brokerage commission of $3,318.



DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T)  = ERV

Where:    P    =  a hypothetical $1,000 initial investment
          T    =  average annual total return
          n    =  number of years
          ERV  =  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period
August 1, 1996 (commencement of operations) through October 31, 1996, the Fund's average annual total return was 30.23%, annualized.


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeping its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


     American Data Services, Inc. (ADS), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period August 1, 1996 through October 31, 1996, ADS received $4,800 from the Fund for these services.



ACCOUNTANTS


     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.



DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.
Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

     The Financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period August 1, 1996 (commencement of operations) through October 31, 1996. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-934-5550.